As filed with the Securities and Exchange Commission on April 26, 2006
Securities Act File No. 333-132610
Investment Company Act File No. 811-04255

SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

Pre-Effective Amendment No.  1
Post-Effective Amendment No.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor, New York, New York 10158-0006

1-212-476-8800
 (Registrant’s Area Code and Telephone Number)

Peter E. Sundman, Chief Executive Officer
c/o Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158-0006
 (Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C.  20006-2401

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on May 1, 2006 pursuant to Rule 488 under the Securities Act of 1933, as amended

Title of Securities Being Registered:  Class S Shares of Beneficial Interest

Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.  An indefinite number of Class S shares of Socially Responsive Portfolio, a series of the Registrant, are being registered in this Registration Statement under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.  In reliance upon such Rule, no filing fee is being paid at this time.

Series S (Social Awareness Series) of SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001
(Toll Free) (800) 888-2461

April 28, 2006

Dear Variable Annuity Contract Owner:

          The Board of Directors of SBL Fund (“SBL Fund”) has called a Special Meeting of shareholders of Series S (Social Awareness Series) (“Series S”) of SBL Fund, which is scheduled for 1:00 p.m., Central time, on June 1, 2006.

          The Board of Directors of SBL Fund has reviewed and recommends a proposed reorganization (the “Reorganization”) of Series S with and into the Socially Responsive Portfolio (“Neuberger SR Portfolio”) of Neuberger Berman Advisers Management Trust (“AMT Fund”) (each of Series S and Neuberger SR Portfolio are referred to as a “Fund”, and collectively, the “Funds”).

          Shares of Series S have been purchased at your direction by your insurance company (“Insurance Company”) through its separate account to fund benefits payable under your variable annuity contract (“Variable Contract”).  This letter, the accompanying notice, combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) and voting instructions card are being furnished to you so you can provide voting instructions on the Reorganization proposal to be considered at the Special Meeting.

          If the Reorganization is approved and consummated with respect to Series S, through your Variable Contract, you will have an interest in the Neuberger SR Portfolio instead of Series S.  Like Series S, the Neuberger SR Portfolio has investment strategies under which it invests in stocks that meet various social criteria.  For all of the six years that Neuberger SR Portfolio has operated, it has had better performance than Series S.  After careful consideration, the Board of Directors of SBL Fund unanimously approved this proposal and recommends shareholders vote “FOR” the proposal.

          A Proxy Statement/Prospectus that describes the Reorganization is enclosed.  We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card in the envelope provided at your earliest convenience.  Your vote is important regardless of the number of shares attributable to your Variable Contract.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and provide voting instructions.  It is important that your voting instructions be received no later than 9:00 a.m., Central time, June 1, 2006.   Series S is using Investor Connect, a proxy solicitation firm, to assist shareholders in the voting process.  As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Investor Connect, reminding you to exercise your right to provide voting instructions. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Michael G. Odlum
President

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Series S (Social Awareness Series) of SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001
(Toll Free) (800) 888-2461

Notice of Special Meeting of Shareholders
of Series S (Social Awareness Series) of SBL Fund
Scheduled for June 1, 2006

To the Shareholders:

          NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of Series S (Social Awareness Series) of SBL Fund is scheduled for June 1, 2006 at 1:00 p.m., Central time, at One Security Benefit Place, Topeka, Kansas 66636-0001 for the following purposes:

(1)

To approve an Agreement and Plan of Reorganization by and among SBL Fund, on behalf of its Series S, the Social Awareness Series (“Series S”),  and Neuberger Berman Advisers Management Trust, on behalf of its series, the Socially Responsive Portfolio (“Neuberger SR Portfolio”), providing for the reorganization of Series S with and into Neuberger SR Portfolio; and

(2)

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

          Shareholders of record as of the close of business on April 3, 2006, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, we ask that you PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund or by voting in person at the Special Meeting.

By Order of the Board of Directors

Amy J. Lee
Secretary

April 28, 2006

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PROXY STATEMENT
for
SERIES S  (SOCIAL AWARENESS SERIES) OF SBL FUND

PROSPECTUS
for
THE SOCIALLY RESPONSIVE PORTFOLIO OF
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST,
CLASS S SHARES

April 28, 2006

(This page intentionally left blank)

PROXY STATEMENT
for
SERIES S  (SOCIAL AWARENESS SERIES) OF SBL FUND
One Security Benefit Place
Topeka, Kansas 66636-0001
(Toll Free) (800) 888-2461

PROSPECTUS
for
THE SOCIALLY RESPONSIVE PORTFOLIO OF
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST,
CLASS S SHARES
605 Third Avenue, Second Floor
New York, New York  10158-0180
(212) 476-8800

April 28, 2006

INTRODUCTION

          This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) relates to a Special Meeting of shareholders of Series S (Social Awareness Series) of SBL Fund (“Series S”) to be held on June 1, 2006.  As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (“Reorganization”) of Series S with and into an S share class of the Socially Responsive Portfolio (“Neuberger SR Portfolio”) of Neuberger Berman Advisers Management Trust (“AMT Fund”) (each of Series S and the Neuberger SR Portfolio are referred to as a “Fund” and collectively, the “Funds”).

          Shares of Series S are not offered directly to the public but are sold to separate accounts (“Separate Accounts”) of Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company of New York (“Participating Insurance Companies”) to serve as an investment option in their variable annuity contracts (“Variable Contracts”). Variable Contract owners who select a mutual fund for investment through a Variable Contract have a beneficial interest in the fund, but do not invest directly in or hold shares of the fund.  The Participating Insurance Company that uses a fund as an investment option, is, in most cases, the true shareholder of the fund and, as the legal owner of the fund’s shares, has voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract owners.  When discussing the mechanics of the Reorganization, the term “shareholders” refers to the Separate Accounts; in other contexts, “shareholders” refers to the Variable Contract owners.

          Under an Agreement and Plan of Reorganization (the “Reorganization Agreement”), Series S would transfer all of its assets to Neuberger SR Portfolio in exchange for Class S shares of beneficial interest of the Neuberger SR Portfolio and the assumption by Neuberger SR Portfolio of Series S’s known liabilities as of the Closing Date (as defined below).  Neuberger SR Portfolio shares would then be distributed to shareholders of Series S so that each shareholder would receive a number of full and fractional shares of Neuberger SR Portfolio equal to the aggregate value of the number of shares of Series S held by such shareholder.  As a result of the Reorganization, Series S will distribute to Participating Insurance Companies shares of Neuberger SR Portfolio in liquidation of Series S.  This would occur on June 16, 2006, or such other date as the parties may agree (“Closing Date”).

          If the Reorganization Agreement is approved, you will ultimately have an interest in the Neuberger SR Portfolio.  Accordingly, this Proxy Statement also serves as a Prospectus for Neuberger SR Portfolio.  Neuberger SR Portfolio is a diversified portfolio of an open-end management investment company.  It seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy, as described more fully below.

          This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus, dated April 28, 2006, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.  If you would like to receive a copy of the SAI relating to this Proxy Statement/Prospectus, contact SBL Fund at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling (Toll Free) (800) 888-2461 and you will be mailed one promptly, free of charge.

          For a more detailed discussion of the investment objectives, strategies and restrictions of Series S, see the Prospectus of SBL Fund, dated May 1, 2005, which is incorporated by reference; for a more detailed discussion of the investment objectives, strategies and restrictions of Neuberger SR Portfolio, see the Prospectus for AMT Fund, dated May 1, 2005. The SAI for SBL Fund, dated May 1, 2005, is incorporated herein by reference.  The SAI for AMT Fund, dated May 1, 2005, is incorporated herein by reference.  Each Fund also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. The Annual Report for SBL Fund, dated December 31, 2005, is incorporated herein by reference. In addition, the Annual Report for AMT Fund, dated December 31, 2005, is incorporated herein by reference.  For a copy of the current prospectus, SAI, annual report (when available) and semi-annual report for SBL Fund without charge, contact SBL Fund at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling (Toll Free) (800) 888-2461.  For a copy of the current prospectus, SAI, and annual report for AMT Funds without charge, or for a copy of the SAI relating to the Proxy Statement/Prospectus, contact Neuberger Berman Advisers Management Trust at 605 Third Avenue, Second Floor, New York, New York 10158-0180 or by calling 1-212-476-8800.

          You can copy and review information about each Fund (including the SAI for this Proxy Statement/Prospectus) at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

          The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Proxy Statement/Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

SUMMARY

          You should read this entire Proxy Statement/Prospectus carefully.  You should also review the Reorganization Agreement, which is attached hereto as Appendix B.  Also, you should consult the Neuberger SR Portfolio Prospectus, dated May 1, 2005, for more information about that Fund.

The Proposed Reorganization

          At a meeting held on February 21, 2006, the Board of Directors of SBL Fund approved the Reorganization Agreement.  Subject to shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all of the assets of Series S to Neuberger SR Portfolio in exchange for shares of common stock of Class S shares of beneficial interest of Neuberger SR Portfolio;

•	the assumption by Neuberger SR Portfolio of the liabilities of Series S that are known as of the Closing Date (as described below);

•	the distribution of Neuberger SR Portfolio shares to the shareholders of Series S; and

•	the complete liquidation and dissolution of Series S.

Class S shares of Neuberger SR Portfolio would then be distributed to shareholders of Series S so that each shareholder would receive a number of full and fractional shares of Neuberger SR Portfolio equal to the aggregate value of shares of Series S held by such shareholder.  As a result of the Reorganization, each owner of Series S shares would become a shareholder of Neuberger SR Portfolio.  The Reorganization is expected to be effective immediately after the close of business on June 16, 2006, or such other date as the parties may agree (the “Closing Date”).

In considering whether to approve the Reorganization, you should note that:

•	Both Funds have strategies of investing in equity securities of companies that meet various social criteria;

•	During the six years that the Neuberger SR Portfolio has operated, it outperformed Series S in all 6 years;

•	Series S is a small fund and its adviser no longer wishes to manage a fund of this type. The Neuberger SR Portfolio is also small, but its size would be enhanced by the Reorganization; and

•	The proposed Reorganization will result in higher expense ratios that would be borne by Series S shareholders.

          To help you understand the differences in expenses of the two Funds, presented below are the gross and net operating expenses of Series S and the Neuberger SR Portfolio, as of December 31, 2005, and estimated expenses of the Neuberger SR Portfolio on a “pro forma” basis after the Reorganization, expressed as an annual percentage of the average daily net asset value per share:

     Gross Expenses, Before the Reorganization

Series S	0.91%

Neuberger SR Portfolio	1.33%

     Net Expenses, After Expense Reimbursement, Before the Reorganization

Series S	0.91%

Neuberger SR Portfolio	1.29%

     After the Reorganization: Pro Forma (Class S)

Gross estimated expenses of Neuberger SR Portfolio	1.24%

Net estimated expenses of Neuberger SR Portfolio, after expense reimbursement	1.17%

          Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares.  The holders of a majority of issued and outstanding shares entitled to vote, present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

          After careful consideration, the Board of Directors of SBL Fund unanimously approved the proposed Reorganization.  The Board recommends that you vote “FOR” the proposed Reorganization.

Comparison of Investment Objectives and Strategies

          The following portrays the investment objective, strategies and management differences, if any, between Series S and Neuberger SR Portfolio in a format so you can compare them:

		Series S		Neuberger SR Portfolio

Investment Objective	The Fund seeks capital appreciation.		The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

Investment Strategies	•

Under normal market conditions, the Fund invests in a well-diversified portfolio of equity securities that the investment adviser believes has above-average earnings potential and which meet certain established social criteria.

			•	Under normal conditions, the Fund invests at least 80% of its total assets in equity securities selected in accordance with its social policy.

	Social Criteria		Social Criteria

	•	The Fund does not invest in securities of companies that engage in the production of: nuclear energy; alcoholic beverages; or tobacco products.	•

Among companies that meet the Fund’s valuation criteria, the managers look for those that show leadership in three areas: environmental concerns; diversity in the work force; and progressive employment and workplace practices, and community relations

	•	The Fund does not invest in companies that significantly engage in the manufacture of weapons, practices that have a detrimental effect on the environment, or the gambling industry.

•

The managers typically also look at a company’s record in public health and the nature of its products.  The managers judge firms on their corporate citizenship overall considering their accomplishments as well as their goals.  While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from alcohol, tobacco, gambling, or weapons, or that are involved in nuclear power.  The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

•

The Fund seeks to invest in companies that contribute substantially to the communities in which they operate, demonstrate a positive record on employment relations, demonstrate substantial progress in the promotion of women and minorities or in the implementation of policies that support working parents, and take notably positive steps in addressing environmental challenges.

•

The investment adviser continues to evaluate an issuer’s activities to determine whether it engages in any practices prohibited by the Fund’s social criteria.  If the investment adviser determines that securities held by the Fund do not comply with its social criteria, the security is sold within a reasonable time.  This requirement may cause the Fund to sell the security at a time or price that is not advantageous to the Fund.

•

The Fund may invest in companies that are included in the Domini 400 Social Index (SM) (“DSI”), although it is not the benchmark against which the Fund measures its performance.  The DSI is a market capitalization-weighted common stock index composed of companies deemed to comply with the Fund’s social criteria.

		Series S		Neuberger SR Portfolio

	More on Investments		More on Investments

	•	The Fund typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase. The Fund may invest in foreign securities.	•	The Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

•

The Fund may also invest a portion of its assets in options and futures contracts.  These instruments may be used to hedge the Fund’s portfolio, to seek increased returns, or to maintain exposure to the equity markets.

•

The managers employ a research driven and valuation sensitive approach to stock selection.  They seek to identify stocks in well-positioned businesses that they believe are undervalued in  the market.  They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

•

The investment adviser uses a “bottom-up” approach when selecting growth-oriented and value-oriented stocks.  Some of the factors which the investment adviser looks at when analyzing individual companies include relative earnings growth, profitability trends, financial strength, valuation analysis and strength of management.  Growth-oriented stocks are stocks of established companies that typically have a record of consistent growth.  Value- oriented stocks are stocks of companies that are believed to be undervalued in terms of price or other financial measurements and that have above average growth potential.

			•	The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

			•	The Fund may invest in foreign securities.

			•	When the Fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments.

•

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, U.S. government securities and money market securities.  Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market

Investment Adviser		Security Management Company, LLC		Neuberger Berman Management Inc.

Sub-Adviser	n/a			Neuberger Berman, LLC

Fund Manager	Mark Mitchell serves as the Fund’s portfolio manager.		Arthur Moretti and Ingrid S. Dyott serve as co-managers of the Fund. Sajjad S. Ladiwala serves as associate manager of the Fund.

          As you can see from the table above, the investment objectives and strategies of the two Funds are substantially similar, and the social investing policies of the two Funds are comparable.  One difference in investment strategies is that Series S’s policies suggest that that Fund may invest in growth-oriented and value-oriented stocks, whereas Neuberger SR Portfolio seeks to identify stocks that the adviser believes are undervalued in the market.

          Comparison of Fund Characteristics

          To help you understand the similarities and differences between the two Funds, the following table compares certain characteristics of the Funds as of December 31, 2005:

	Series S		Neuberger SR Portfolio

Composition of Entire Fund
Net Assets	$95,112,341		$50,475,797

Number of Holdings	38		36

Portfolio Turnover Rate(1)	47%		24%

Equity Securities (as a % of net assets)	98.91%		89.20%

Fixed-Income Securities (as a % of net assets)	0%		5.30%

Foreign Securities (as of % of net assets)	0%		5.08%

Average market capitalization of companies in the Portfolio	$28,859,000.21		$44,974,000.00

Top 5 Sectors (as % of net assets)	Health Care Equipment	8.93%	Pharmaceutical	9.10%
	Movies & Entertainment	6.11%	Technology-Semiconductor	8.70%
	Communication Equipment	5.19%	Financial Services	7.10%
	Soft Drinks	4.92%	Technology	6.50%
	Semiconductors	4.87%	Cable Systems	6.40%

Top 10 Holdings (as a % of net assets)	American International Group, Inc.	4.87%	Altera Corp.	4.40%
	Microsoft Corporation	3.98%	Danaher Corp.	4.30%
	Fedex Corporation	3.95%	Texas Instruments	4.30%
	Univision Communications, Inc..	3.94%	Willis Group Holdings	4.10%
	Medtronic, Inc.	3.90%	National Grid	4.00%
	Home Depot, Inc.	3.38%	State Street	4.00%
	Shaw Group, Inc.	3.24%	Novo Nordisk A/S Class B	4.00%
	CVS Corporation	3.09%	Vodafone Group ADR	3.80%
	Time Warner, Inc.	3.07%	National Instruments	3.60%
	Zimmer Holdings, Inc.	3.04%	Canadian National Railway	3.40%

.

(1)	For the one-year period ended December 31, 2005.

Comparison of Fund Performance

          Information on the performance of Series S and the Neuberger SR Portfolio is presented below to help you understand the differences between the Funds.  The following tables show, for the six complete calendar years that the Neuberger SR Portfolio has operated, the annual total return for Series S, the Neuberger SR Portfolio, and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).  Performance information for the Neuberger SR Portfolio is based on the performance of Class I shares. Class I shares are not subject to the 0.25% distribution fee that is paid by Class S shares of the Fund.  The S&P 500 Index is diversified by industry and has inherent performance advantages over the Funds, since the index has no cash in its portfolio and incurs no transactional or operating expenses. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.  The performance information below reflects only Fund performance, and does not reflect expenses imposed by a Participating Insurance Company under a Variable Contract.  Performance would be lower if such expenses were reflected.  Past performance is not necessarily an indication of how a fund will perform in the future.

	Series S	Neuberger SR Portfolio	S&P 500 Index

2005	5.00%	6.86%	4.91%
2004	5.17%	13.28%	10.87%
2003	23.97%	34.39%	28.67%
2002	(21.93)%	(14.75)%	(22.09)%
2001	(13.10)%	(3.58)%	(11.88)%
2000	(12.90)%	(1.61)%	(9.10)%

Comparison of Principal Risks of Investing in the Funds

          Because the Funds have investment objectives and strategies that are substantially similar, many of the risks of investing in Neuberger SR Portfolio are the same as the risks of investing in Series S.  You may lose money on your investment in either Fund.  The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably.  Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares.  The following summarizes and compares the risks of investing in the Funds.

          Risk Factors Common to Both Funds

          Both Funds share the following risk factors:

Market Risk.  Both Funds’ performance depends significantly on what happens in the stock market.  The market’s behavior is unpredictable, particularly in the short term.  The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Social Investing.  Both Funds pursue a social investing policy.  The Funds’ social policies could cause them to underperform similar funds that do not have a social policy.  Among the reasons for this are:  (1) stocks that don’t meet the social criteria could outperform those that do; (2) economic or political changes could make certain companies less attractive for investment; and (3) the social policy could cause the Funds to sell or avoid stocks that subsequently perform well.

Value Investing.  The Neuberger SR Portfolio invests in stocks that the adviser believes are undervalued in the market, and Series S may invest in value-oriented stocks (as well as growth-oriented stocks).  With a value approach, there is a risk that stocks may remain undervalued during a given period.  This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Capitalization Risk.   The Neuberger SR Portfolio may invest in mid-capitalization companies.  Series S typically invests in companies whose total market value is at least $5 billion and companies at the lower end of this range could be considered mid-capitalization companies.  Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors.  At any given time, mid-cap or large-cap stocks may be out of favor with investors.

Foreign Securities.  Both Funds may invest in foreign securities.  Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.  There may be less information available about foreign issuers than about domestic issuers.

Equity Derivatives.  Series S may use equity derivatives, including options, futures and options on futures, any of which may be used to hedge the portfolio and leverage, to increase returns or to maintain exposure to a market without buying the underlying securities.  The Neuberger SR Portfolio may also use derivatives.  These investments may pose risks in addition to those associated with investing directly in securities or other investments.  These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, and lack of availability.  Accordingly, there is a risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility.  These practices also entail transactional expenses.  In using certain derivatives to gain stock market exposure for excess cash holdings, a Fund increases its risk of loss. Derivative investments are not subject to a Fund’s social policy.

          Risk Factors Particular to Series S

Growth Stocks.   Series S may invest in growth-oriented stocks (as well as value-oriented stocks).  Investments in growth stocks may lack dividend yield that can cushion stock prices in market downturns.  Growth companies often are expected to increase their earnings at a certain rate.  If expectations are not met, investors can sell the stocks and lower prices, even if earnings do increase.

          Risk Factors Particular to Neuberger SR Portfolio

Neuberger SR Portfolio may also use borrowing and securities lending.  These practices, as well as the use of derivatives, could create leverage, meaning that certain gains or losses could be amplified, increasing share price volatility.

FEES AND EXPENSES

          The following discussion describes the fees and expenses of the Neuberger SR Portfolio.

Management and Administrative Fees

          Neuberger SR Portfolio pays NBMI a management fee, payable monthly, based on an annual percentage of the average daily net assets of the Neuberger SR Portfolio of 0.55% of the first $250 million, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          For administrative services, Neuberger SR Portfolio pays NBMI a fee at the annual rate of 0.30% of the average daily net assets.

          As of December 31, 2005, the effective annualized fee rate for management and administrative services is 0.85% of the Fund’s average daily net assets.

          The proposed Reorganization will result in a higher management fee for shareholders of Series S (0.85% versus 0.75%).

Sub-Adviser Fees

          Services rendered by Neuberger Berman, LLC, the sub-adviser to Neuberger SR Portfolio, are paid for by NBMI on the basis of the direct and indirect costs to Neuberger Berman, LLC in connection with those services.  Such fees are paid by NBMI and not directly by Neuberger SR Portfolio.

Distribution and Service Fees

          Class S shares of the Neuberger SR Portfolio pay a distribution (12b-1) fee equal to an annual rate of 0.25% of the average daily net assets of Class S.  Series S does not pay a distribution fee.

Expense Reimbursement

          NBMI has contractually undertaken to limit expenses of Class S shares of the Fund through December 31, 2009 by reimbursing Class S of the Fund for its total operating expenses, including compensation to NBMI, but excluding taxes, interest, extraordinary expenses and brokerage commissions, and transaction costs that exceed, in the aggregate, 1.17% per annum of the average daily net asset value per share of the Class.  The AMT Fund has contractually undertaken that the Class S shares shall reimburse NBMI for the excess expenses paid by NBMI, provided the reimbursements do not cause total operating expenses of the Neuberger SR Portfolio (Class S) (exclusive of taxes, interest, extraordinary expenses and brokerage commissions) to exceed an annual rate of 1.17% of average daily net assets; and the reimbursements are made within three years after the year in which NBMI incurred the expense.

Expense Tables

          Shares of the Neuberger SR Portfolio are not subject to sales charges or shareholder transaction fees.  This does not reflect surrender charges and other charges assessed by a participating Insurance Company under a Variable Contact.  Neuberger SR Portfolio does not have any redemption fees, exchange fees or sales charges on reinvested dividends.

Fund Expenses

          The current expenses of Series S, Class S shares of the Neuberger SR Portfolio and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table.  For the Neuberger SR Portfolio, the expenses shown are the expected operating expenses of Class S shares of the Fund, based in part upon the expenses of Class I shares for the period ended December 31, 2005.  Class S shares of the Fund pay a 0.25% distribution fee, whereas Class I shares do not.  Series S shareholders do not currently pay a distribution fee.  Pro forma fees show estimated fees of Neuberger SR Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes.  Pro forma numbers are hypothetical and are estimated in good faith. The fees and expenses of the Fund are not fixed or specified under the terms of your Variable Contract. The table below does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on those charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.

Annual Fund Operating Expenses
As of December 31, 2005 (Unaudited)
(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

	Management Fees	Distribution (12b-1) and Shareholder Servicing Fees(2)	Other Expenses	Total Fund Operating Expenses	Waivers, Reimbursement, and Recoupment (3)	Net Expenses

Series S	0.75%	0.00%	0.16%	0.91%	0.00%	0.91%
Neuberger SR Portfolio (Class S)	0.85%	0.25%	0.48%	1.58%	0.41%	1.17%
Neuberger SR Portfolio (Combined Fund After the Reorganization Estimated Pro Forma, Unaudited)	0.85%	0.25%	0.14%	1.24%	0.07%	1.17%

(1)	The fiscal year end for Series S and Neuberger SR Portfolio is December 31. For Neuberger SR Portfolio, “Other Expenses” is based on the expenses of Class I shares as of December 31, 2005.

(2)

Class S of Neuberger SR Portfolio has a Distribution and Shareholder Services Plan (also known as a “12b-1 Plan”) that provides for payment to NBMI of a fee in the amount of 0.25% per year of the Fund’s assets.  This fee compensates NBMI for distribution and shareholder services to the Fund.  Series S does not pay a distribution fee.

(3)

NBMI has contractually undertaken through December 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.17% of the average daily net asset value of the Neuberger SR Portfolio.

          Examples.  The following examples are intended to help you compare the cost of investing in Series S, Class S shares of Neuberger SR Portfolio and the combined Fund after the reorganization.  The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract.  The first example assumes that you invest $10,000 for the time periods indicated in Series S.  The second example assumes that you invest $10,000 for the time periods indicated in Class S of Neuberger SR Portfolio.  The third example assumes that you invest $10,000 for the time periods indicated in the combined Fund after the Reorganization.  The examples also assume that your investment has a 5% return each year and that neither the reorganized nor the existing Fund’s operating expenses do not change over time.  The 5% return is an assumption and is not intended to portray past or future investment results.  Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown.  Your actual costs may be higher or lower.

Series S

1 Year	3 Years	5 Years	10 Years

$93	$290	$504	$1,120

	Neuberger SR Portfolio

	1 Year	3 Years	5 Years	10 Years

Class S	$119	$372	$738	$1,768

	Estimated Pro Forma: Neuberger SR Portfolio after the Reorganization

	1 Year	3 Years	5 Years	10 Years

Class S	$119	$372	$660	$1,480

Performance of Neuberger SR Portfolio

          Set forth below is performance information for the Neuberger SR Portfolio.  The following performance provides some indication of the risks of investing in the Fund.  The bar chart shows the performance of the Fund for the life of the Fund.  Class S shares, which are offered in connection with the Reorganization, have not been available to date, so the Fund’s performance information below is for Class I shares, as adjusted for the higher expenses (by 0.25%) of Class S due to the distribution fee paid by Class S. The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract.  Any charges will reduce your return.  Thus, you should not compare the Fund’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.  The table set forth below shows the average annual total return for the Fund over time compared with a broad-based securities market index.  Past performance is not necessarily an indication of how the Fund will perform in the future.

Neuberger SR Portfolio Total Return (%)

(per calendar year)

2000	2001	2002	2003	2004	2005

(1.86)%	(3.82)%	(14.96)%	34.05%	12.99%	6.59%

Best Quarter:  Q2, 2003, 14.33%

Worst Quarter:  Q3, 2002, (16.72)%

Average Annual Total Return
(For the periods ended December 31, 2005)

	1 Year	5 Years	Life of Neuberger Fund(1)

Neuberger SR Portfolio
Class I, adjusted(2)	6.59%	5.72%	6.00%
S&P 500 Index(3)	4.91%	0.54%	1.85%

(1)	The Neuberger SR Portfolio commenced operations on February 18, 1999.

(2)	Performance shown is for Class I shares adjusted for the higher expenses of Class S. The Fund is scheduled to begin offering Class S shares on the earlier of the Closing Date or May 1, 2006.

(3)	The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

          For a discussion by the portfolio manager regarding the performance of Neuberger SR Portfolio for the fiscal year ended December 31, 2005, see Appendix A to this Proxy Statement/Prospectus.

General Information

          Before or after the Reorganization, certain holdings of Series S that are transferred or would otherwise be transferred to Neuberger SR Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Series S or for the Neuberger SR Portfolio.

Key Differences in Rights of Series S’s Shareholders and Neuberger SR Portfolio’s Shareholders

          Series S is organized as a separate series of SBL Fund, a Kansas corporation, and the rights of the Series S shareholders are presently governed by the SBL Fund’s articles of incorporation, its bylaws and the Kansas Statutes Annotated.  Neuberger SR Portfolio is organized as a separate series of AMT Fund, a Delaware statutory trust, and is governed by a declaration of trust and bylaws.  As a result of the Reorganization, each Series S shareholder will become a shareholder of Neuberger SR Portfolio, and the right of all such former Series S shareholders will thereafter be governed by the AMT Fund’s declaration of trust, its bylaws, Delaware Statutory Trust Act and Delaware General Corporation Law.

          Please refer to Appendix D for a summary of certain differences between the rights of the Series S shareholders and the Neuberger SR Portfolio shareholders.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

          The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix B.

          The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of Series S in exchange for Class S shares of beneficial interest of Neuberger SR Portfolio and the assumption by Neuberger SR Portfolio of Series S’s known liabilities, as set forth in that Fund’s Statement of Assets and Liabilities as of the Closing

Date; and (ii) the distribution of shares of Neuberger SR Portfolio to shareholders of Series S, as provided for in the Reorganization Agreement.  Series S will then be liquidated.

          Each Series S shareholder will hold, immediately after the Closing Date, shares of Neuberger SR Portfolio having an aggregate value equal to the aggregate value of the Series S shares held by that shareholder as of the Closing Date.  Shares of Neuberger SR Portfolio generally will not be represented by physical certificates.

          The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Series S.  The Reorganization Agreement also requires that each of the Funds takes, or causes to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

          Security Management Company, LLC (“SMC”), adviser to Series S, has proposed the Reorganization with Neuberger SR Portfolio knowing that the Neuberger SR Portfolio follows social investment policies that are similar to those of Series S.  SMC believes that Series S has not experienced growth in asset size and is perhaps too small to be viable, and that there are currently no realistic prospects for significant growth of Series S.  The Reorganization is designed to provide shareholders for whom social investing is important with the opportunity to invest in a fund with a relatively strong performance history that incorporates principles of social policy in its investment objective and strategies.

          The proposed Reorganization was presented for consideration to the Board of Trustees of AMT Fund at a meeting held on February 21, 2006.  The Trustees of AMT Fund, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of AMT Fund, determined that the interests of the shareholders of Neuberger SR Portfolio will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Neuberger SR Portfolio and its shareholders.

          The proposed Reorganization was presented for consideration to the Board of Directors of SBL Fund at a meeting held on February 10, 2006.  For the reasons discussed below, the Directors of SBL Fund, including all of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, determined that the interests of the shareholders of Series S will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Series S and its shareholders.

Board Considerations

          The Board of Directors of SBL Fund, in recommending the proposed transaction, considered a number of factors, including the following:

•	SMC’s recommendation that the transaction is in the best interests of the Fund’s shareholders;

•

NBMI’s willingness to limit the operating expenses of the Neuberger SR Portfolio to a level that, while higher than the operating expenses of Series S, is acceptable and competitive with the expenses of many other investment companies;

•	the small asset size and the slow growth of Series S; and SMC’s conclusion that it is unlikely that the Fund will experience substantial growth;

•	the stronger relative investment performance of the Neuberger SR Portfolio;

•	the Reorganization will not dilute the interests of the shareholders of Series S or the interests of Variable Contract Owners;

•

the similarity of the investment objectives, policies and restrictions of Series S to those of the Neuberger SR Portfolio, which indicates that Series S shareholders will continue to invest in a comparable investment vehicle;

•	the fees and expenses for Series S and the Neuberger SR Portfolio in connection with the Reorganization will be borne directly by Security Management Company, LLC and NBMI;

•	any benefits that may be realized by Security Management Company, LLC; and

•	the tax consequences of the Reorganization to Series S and its shareholders, including the tax-free nature of the transaction.

          The Directors of SBL Fund recommend that shareholders approve the Reorganization with Neuberger SR Portfolio.

Tax Considerations

          The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.  Accordingly, pursuant to this treatment, neither Series S  nor its shareholders, nor Neuberger SR Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.  As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP, as counsel to AMT Fund, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

          Immediately prior to the Reorganization, Series S will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of Series S’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward).  Such dividends will be included in the taxable income of Series S’s shareholders.

Expenses of the Reorganization

          SMC will pay 2/3 and NBMI will pay 1/3 of the expenses incurred in connection with the Reorganization.  The costs shall include, but not be limited to: (1) costs associated with soliciting proxy votes; (2) preparation of the Reorganization Agreement; (3) finalizing the Participation Agreement between SBL Fund and AMT Fund; and (4) preparing and filing the Proxy Statement/Prospectus and related exhibits on Form N-14.  The Funds will not bear any of these expenses.

Future Allocation of Premiums

          Shares of Series S have been purchased at the direction of Variable Contract owners by Participating Life Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract.  If the Reorganization is approved, Participating Insurance Companies have advised AMT Fund that all premiums or transfers to Series S will be allocated to Neuberger SR Portfolio.

ADDITIONAL INFORMATION ABOUT NEUBERGER SR PORTFOLIO

Form of Organization

          Neuberger SR Portfolio is a diversified series of AMT Fund, an open-end management investment company organized as a Delaware statutory trust.  The AMT Fund is governed by a Board of Trustees consisting of fourteen members.  For more information on the history of the AMT Fund, see the SAI for the AMT Fund dated May 1, 2005.

Investment Manager

          NBMI is Neuberger SR Portfolio’s investment manager, administrator, and distributor.  It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services.  Together, the Neuberger Berman affiliates manage approximately $175 billion in total assets (as of 11/30/2005) and continue an asset management history that began in 1939.  For the 12 months ended 12/31/05, the management/administration fees paid to NBMI were 0.85% of the Neuberger SR Portfolio’s average net assets (Class I).

Investment Personnel

Arthur Moretti is a Vice President of NBMI and a Managing Director of Neuberger Berman, LLC.  He joined each firm and has co-managed the Fund since 2001.  He was previously a portfolio manager and fund analyst at two other firms from 1991.

Ingrid S. Dyott is a Vice President of NBMI and a Managing Director of Neuberger Berman, LLC.  She has been co-manager of the Fund since December 2003 and before that was an associate manager of the Fund since 1999.  She was a research analyst and the project director for a social research group from 1995 to 1997.

Sajjad S. Ladiwala is a Vice President of NBMI and Neuberger Berman, LLC.  He has been an associate manager of the Fund since December 2003.  He held various positions as a financial analyst at two other firms since 1994.

Dividends, Distributions and Taxes

          Neuberger SR Portfolio pays out to shareholders of record any net income and net realized capital gains.  Ordinarily, Neuberger SR Portfolio makes distributions once per year in October.  All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

          Neuberger SR Portfolio intends to continue to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Sub-chapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a qualified regulated investment company, the Fund is generally not subject to federal income tax on its ordinary income and net realized capital gain that is distributed. It is the Fund’s intention to distribute all such income and gains.

          Neuberger SR Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Fund to an insurance company’s separate accounts.

          Specifically, Neuberger SR Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

          If Neuberger SR Portfolio fails to meet this diversification requirement, income with respect to variable annuity contracts or variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

          The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and you. Please refer to the Statement of Additional Information for more information about the tax status of the Fund. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

          If the Reorganization Agreement is approved by Series S’s shareholders, then as soon as practicable before the Closing Date, Series S will pay the Insurance Company Separate Accounts investing in the Fund a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

Capitalization

          The following table shows on an audited basis the capitalization of each of the Funds as of December 31, 2005, and on a pro forma basis as of December 31, 2005, giving effect to the Reorganization:

	SERIES S	NEUBERGER SR PORTFOLIO, CLASS I	ADJUSTMENTS	PRO FORMA - NEUBERGER SR PORTFOLIO INCLUDING SERIES S

NET ASSETS	$95,112,341	$50,475,797	-$95,112,341 (SERIES S) $0 (CLASS I) $95,112,341 (CLASS S)	$50,475,797 (CLASS I) $95,112,341 (CLASS S) $145,588,138 (TOTAL)

NET ASSET VALUE PER SHARE	$23.95	$14.91	-$23.95 (SERIES S) $0 (CLASS I) $14.91 (CLASS S)	$14.91 (CLASS I) $14.91 (CLASS S)

SHARES OUTSTANDING	3,971,056	3,385,203	-3,971,056 (SERIES S) 0 (CLASS I) 6,379,097 (CLASS S)	3,385,203 (CLASS I) 6,379,097 (CLASS S) 9,764,300 (TOTAL)

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

          Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about April 28, 2006.  In addition to the solicitation of voting instructions by mail, representatives of SMC or its affiliates, or InvestorConnect, a private proxy services firm, may solicit voting instructions in person or by telephone, telegraph, facsimile, or oral communications.  The Board of Directors for SBL Fund has retained InvestorConnect (the “Solicitor”), a professional proxy solicitation firm, to assist with any necessary solicitation of voting instructions.  The estimated cost of the proxy solicitation is $20,000, which will not be paid by the Funds.  If your vote has not been received as the date of the Special Meeting approaches, you may receive a call from the Solicitor asking for your vote.

          If a shareholder wishes to participate in the Special Meeting but does not wish to give a proxy by telephone, the shareholder may still submit the voting instructions originally sent with the Proxy Statement/Prospectus or attend in person.  Shareholders requiring additional information regarding the proxy or requiring replacement of the proxy may contact the Solicitor toll-free at (866)304-2059.

          A shareholder may revoke the accompanying voting instruction at any time prior to its use by filing with SBL Fund a written revocation or duly executed voting instruction bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying voting instruction will vote as directed by the voting instructions, but in the absence of voting directions in any voting instruction that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of SBL Fund that may be presented at the Special Meeting.

Voting Rights

          The Separate Accounts of the Participating Insurance Companies are the record owners of the shares of Series S. The Participating Insurance Companies will vote Series S shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts.  The Participating Insurance Companies also will vote shares of Series S held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions.  As a result, a small number of owners of variable insurance contracts could determine the outcome of the vote if other owners fail to vote.

          Each shareholder of Series S is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote, and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.

          Variable Contract owners and certain annuitants and/or beneficiaries have the right to instruct the Participating Insurance Companies as to how to vote the shares (and fractional shares) attributable to their Variable Contract’s value allocated to the Separate Account that holds shares of Series S on the record date. The Participating Insurance Companies will vote shares attributable to Variable Contracts in the same proportion (for, against, abstain) as those for which timely instructions are received.

          Only Variable Contract owners with an interest in Series S at the close of business on April 3, 2006 (the “Record Date”) will be entitled to be present and give voting instructions for Series S at the Special Meeting with respect to shares in which they have an interest as of that Record Date.  As of the Record Date, 3,811,537 shares of Series S were outstanding and entitled to vote. To be counted, the properly executed Voting Instruction Form must be received no later than 9:00 a.m., Central Time, on June 1, 2006.

          Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares present in person or represented by proxy at the Special Meeting, provided that 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares. Series S must have a quorum to conduct its business at the Special Meeting.  Holders of a majority of the issued and outstanding shares entitled to vote, present in person or by proxy, constitute a quorum.  In the absence of a quorum, a majority of outstanding Series S shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.  Shares held by shareholders present in person or represented by proxy at the meeting (including Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company of New York) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting.  Since these Participating Insurance Companies are the owners of record of all of the outstanding shares of Series S, it is anticipated that a quorum will be present at the meeting.

          To the knowledge of SBL Fund, as of April 3, 2006, no current Director of SBL Fund owns or has an interest in 1% or more of the outstanding shares of Series S, and the officers and Directors of SBL Fund own or have interest in, as a group, in less than 1% of the shares of Series S.  To the knowledge of NBMI, no current Trustee of AMT Fund owns or has an interest in 1% or more of the outstanding shares of Neuberger SR Portfolio, and the officers and Trustees own or have an interest, as a group, in less than 1% of the shares of Neuberger SR Portfolio.

          Appendix C hereto lists the persons that, as of April 3, 2006, owned beneficially or of record 5% or more of the outstanding shares of Series S.

Other Matters to Come Before the Special Meeting

          Series S does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus.  If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

          Series S is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by management of Series S.  Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of SBL Fund, One Security Benefit Place, Topeka, KS  66636-0001.

          Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.  Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Reports to Shareholders

          Upon request, you can obtain, without charge, a copy of the most recent Annual Report regarding Series S Fund.  Requests for such reports should be directed in writing to Series S Fund at One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling (800) 888-2461.

          Upon request, you can obtain, without charge, a copy of the most recent Annual Report regarding AMT Fund.  Requests for such reports should be directed in writing to Neuberger Berman Advisers Management Trust at 605 Third Avenue, Second Floor, New York, New York 10158-0180, or by calling (212) 476-8800.

          In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.

Amy J. Lee,

Secretary

April 28, 2006
One Security Benefit Place
Topeka, Kansas 66636-3000

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APPENDIX A

PORTFOLIO MANAGER’S REPORT FOR NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

          Set forth below is an excerpt from AMT Fund’s Annual Report, dated December 31, 2005.

*     *     *     *

Socially Responsive Portfolio Managers’ Commentary

Despite better-than-expected Gross Domestic Product (GDP) growth and impressive corporate earnings gains, equity returns in 2005 were relatively modest, as investors worried that expensive energy and rising short-term interest rates could hurt the economy and restrain future earnings growth.  Market performance was relatively narrow, as only a few sectors and industry groups - most notably Energy and interest-rate-sensitive businesses such as Homebuilding and Utilities - were responsible for the lion’s share of stock returns.

We are pleased to report that the Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio posted a respectable return in this uninspiring market, outperforming the S&P 500 and modestly trailing the Russell 1000 Value Index despite being underweighted in the stock market’s hottest sectors.  Stock selection was responsible for the Portfolio’s superior relative returns, as our holdings outperformed benchmark components in seven of ten market sectors.

Although the Portfolio was underweighted in Energy, investments in the sector delivered favorable relative returns.  Exploration and production company Newfield Exploration was the only Energy company on our top-ten performance list, but all of the Portfolio’s Energy holdings posted solid gains.  The Portfolio was equal-weighted in Health Care, but holdings more than tripled the return of S&P 500 Health Care components.  Long time industry favorite UnitedHealth Group once again led the way, with Millipore also posting a strong gain.  The Portfolio was neutral-weighted in Financials, but the strong performance of stocks such as Goldman Sachs, State Street Corp. and AMB Property Corp. enhanced relative returns.  Industrial sector holdings, most notably Canadian National Railway, also contributed to relative performance.

In aggregate, the Portfolio’s Information Technology investments posted a modest loss in 2005.  We had winners such as Texas Instruments and National Instruments, which were among our best performers, and losers such as Dell, Teradyne and Altera, which were among our biggest disappointments.  After suffering large losses following the busting of the Internet bubble in 2000, investors remain skittish about technology stocks.  When things go right for a tech company, it generates a great deal of excitement.  However, at the first hint of any trouble, many investors rush to the exits.  As long-term investors, we don’t operate that way and are often on the other side of the “momentum” players.  If we are confident a company is well-positioned to benefit from secular as well as cyclical trends, we will be patient holders and use stock market volatility to add to an existing position or to introduce a new company to the Portfolio.  With this in mind, in 2005 we were comfortable holding “best of breed” tech companies such as Dell, Teradyne and Altera, as our research suggested that longer-term fundamentals for their businesses remained favorable.

Our Consumer Discretionary investments outperformed benchmark sector components, but in aggregate posted a modest decline for the year.  The Portfolio benefited from owning two of the best performing stocks in the troubled auto business, Toyota Motor Corp. and Borg Warner.  Gains in these stocks helped offset losses in media holdings such as Liberty Media and Comcast Corp.  Finally, the Portfolio’s substantial underweighting in Utilities, the stock market’s second best performing sector, penalized relative returns.

Looking ahead, despite concern that we may see more inflation than is currently anticipated or experience a geopolitical event that would destabilize the global economy, we feel relatively positive about the prospects for stocks.  We think that the economy will continue to expand and that corporate earnings will continue to grow at a decent pace.  With stock price gains significantly lagging earnings growth over the last two years, in general, equity valuations are more attractive.  Also, because most sectors have moved sideways over the past year, we are finding what we believe to be excellent value-oriented opportunities in a wide range of industry groups.  This makes it easier for us to buy what we feel are the very best socially responsive companies in their respective industries at opportunistic prices.

Sincerely,

ARTHUR MORETTI AND INGRID DYOTT

PORTFOLIO CO-MANAGERS

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the __ day of _______ 2006, by and between Neuberger Berman Management Advisers Management Trust, a Delaware statutory trust (the “Acquiring Trust”), with its principal place of business at 605 Third Avenue, New York, New York 10158-3698, on behalf of its series Socially Responsive Portfolio (the “Acquiring Portfolio”), which is a series of the Acquiring Trust, and SBL Fund, a Kansas corporation (the “SBL Fund”), with its principal place of business at One Security Benefit Place, Topeka, Kansas 66636-0001, on behalf of its Series S (Social Awareness Portfolio) (the “Acquired Portfolio”), which is a series of the SBL Fund.   The Acquiring Portfolio and the Acquired Portfolio are sometimes referred to collectively herein as the “Portfolios” and individually as a “Portfolio.”

          This Agreement is intended to be and is adopted as a plan of a “reorganization” as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations thereunder. The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for (A) the issuance of Class S shares of beneficial interest of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Shares” and each, an “Acquiring Portfolio Share”) to the Acquired Portfolio, and (B) the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio that are both set forth on the Statements of Assets and Liabilities (as defined below) and also included in the calculation of net asset value (“NAV”) on the closing date of the Reorganization (the “Closing Date”) (collectively, the “Assumed Liabilities”), and (2) the distribution by the Acquired Portfolio, on or promptly after the Closing Date as provided herein, of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in liquidation and dissolution of the Acquired Portfolio (“Acquired Portfolio Shares”), all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Acquiring Trust and the SBL Fund are each registered investment companies classified as management companies of the open-end type;

          WHEREAS, the SBL Fund was organized by Security Management Company, LLC (“SMC” or “Acquired Portfolio Adviser”) to serve as the investment vehicle for certain variable annuity and variable life insurance contracts issued by its parent company, Security Benefit Life Insurance Company and certain affiliates including an affiliated life insurance company, First Security Benefit Life Insurance and Annuity Company of New York;

          WHEREAS, the Acquiring Portfolio is authorized to issue shares of beneficial interest;

          WHEREAS, the Board of Directors of the SBL Fund has determined that the Reorganization is in the best interest of the Acquired Portfolio and is not dilutive of the interests of the Acquired Portfolio shareholders;

          WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interest of the Acquiring Portfolio and is not dilutive of the interests of the Acquiring Portfolio shareholders; and

          NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED PORTFOLIO.

          1.1     Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio will transfer all of its assets as set forth in Paragraph 1.2 (the “Acquired Assets”) to the Acquiring Portfolio free and clear of all liens and encumbrances (other than liens for taxes not yet due) and the Acquiring Portfolio agrees in exchange therefor: (i) to issue to the Acquired Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, with an aggregate NAV equal to the NAV of the Acquired Portfolio attributable to the Acquired Portfolio’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

          1.2     (a)     The Acquired Assets shall consist of all of the Acquired Portfolio’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Portfolio or the SBL Fund in respect of the Acquired Portfolio, all other intangible property owned by the Acquired Portfolio, and all other assets of the Acquired Portfolio on the Closing Date. The Acquiring Portfolio and its service providers shall also be entitled to receive originals or copies of all records that the SBL

Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder to the extent such records pertain to the Acquired Portfolio; provided, however, that to the extent agreed upon between the SBL Fund and the Acquiring Trust, the Acquiring Portfolio and its service providers may be provided access to such records in lieu of originals or copies.

                    (b)     The Acquired Portfolio will provide the Acquiring Portfolio with a list of all of the Acquired Portfolio’s securities and other assets as of the date of execution of this Agreement, and the Acquiring Portfolio will provide the Acquired Portfolio with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Portfolio. The Acquired Portfolio reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Portfolio contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to hold on the Closing Date any portfolio security that would violate an investment policy or restriction of the Acquiring Portfolio identified in writing to the Acquired Portfolio by the Acquiring Portfolio or its service providers.  The Acquired Portfolio agrees to sell any of its securities and other assets and to buy any securities and other assets before the Closing Date that are designated in writing for sale or acquisition by the Acquiring Portfolio or its adviser, Neuberger Berman Management, Inc., a New York corporation (“NBMI”) (the “Acquiring Portfolio Adviser”) (except to the extent sales or purchases may be limited by representations of the Acquired Portfolio contained herein and made in connection with the issuance of the tax opinion provided for in paragraph 8.5 hereof).

          1.3     Prior to the Closing, the Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

          1.4     On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the SBL Fund shall liquidate the Acquired Portfolio and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Acquired Portfolio Shareholders”), the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to Paragraph 1.1 hereof. Each Acquired Portfolio Shareholder shall receive the number of Acquiring Portfolio Shares corresponding to the shares of beneficial interest in the Acquired Portfolio (the “Acquired Portfolio Shares”) held by such Acquired Portfolio Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Portfolio Shares held of record by such Acquired Portfolio Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the SBL Fund instructing the Acquiring Trust to transfer the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio established and maintained by the Acquiring Portfolio’s transfer agent in the names of the Acquired Portfolio Shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due the Acquired Portfolio Shareholders.  All issued and outstanding Acquired Portfolio Shares will simultaneously be cancelled on the books of the Acquired Portfolio, and the Acquired Portfolio will be dissolved. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

          1.5     Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent. Any certificates representing ownership of Acquired Portfolio Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Portfolio Shares.

          1.6     Any transfer taxes payable upon issuance of Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

          1.7     Any reporting responsibility of the SBL Fund with respect to the Acquired Portfolio for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, reports to shareholders, Form N-SAR, Form N-CSR, Tax Returns (as defined in Paragraph 4.1), or other documents with the Securities and Exchange Commission, any state securities commissions or insurance commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the SBL Fund.

2.       VALUATION

          2.1     The NAV of the Acquiring Portfolio Shares and the NAV of the Acquired Portfolio Shares shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). The NAV of the Acquiring Portfolio Shares shall be computed by the Acquiring Portfolio or one of its service providers in the manner set forth in the Acquiring Trust’s Declaration of Trust (the “Declaration”), or By-Laws, and the Acquiring Portfolio’s then-current prospectus and statement of additional information, and in conformity with any procedures governing valuation of portfolio securities adopted by the Board of Trustees of the Acquiring Trust. The NAV of the Acquired Portfolio shall be computed by the Acquired Portfolio or one of its service providers in the manner set forth in the Acquiring Trust’s Declaration or By-laws, and the Acquiring Portfolio’s then-current prospectus and statement of additional information, and in conformity with any procedures governing valuation of portfolio securities adopted by the Board of Trustees of the Acquiring Trust.  The Acquired Portfolio and its service providers shall confirm to the Acquiring Portfolio and provide any information reasonably required to confirm such NAV to the Acquiring Portfolio and its service providers, and the Acquiring Portfolio Adviser shall confirm to the Acquiring Portfolio the NAV of the Acquired Portfolio.

          2.2     The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Portfolio Adviser by dividing the NAV of the Acquired Portfolio, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Portfolio Share, as determined in accordance with Paragraph 2.1.

          2.3     The Acquiring Portfolio and the Acquired Portfolio shall cause the Acquiring Portfolio Adviser and the Acquired Portfolio Adviser, respectively, to deliver a copy of its valuation report to the other party at Closing.

3.       CLOSING AND CLOSING DATE

          3.1     The Closing Date shall be May 5, 2006, or such later date as the parties may agree to in writing. All acts necessary to consummation of the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of NBMI, 605 Third Avenue, 2nd floor, New York, New York 10158-0006 or at such other place as the parties may agree.

          3.2     Portfolio securities that are held other than in book-entry form in the name of _____________________ (the “Acquired Portfolio Custodian”) as record holder for the Acquired Portfolio shall be presented by the Acquired Portfolio to State Street Bank and Trust Company (the “Acquiring Portfolio Custodian”) for examination no later than three business days preceding the Closing Date.  The Acquired Portfolio shall instruct the Acquired Portfolio Custodian that such portfolio securities shall be delivered by the Acquired Portfolio to the Acquiring Portfolio Custodian for the account of the Acquiring Portfolio on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers and custodians, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Portfolio Custodian in book-entry form on behalf of the Acquired Portfolio shall be delivered by the Acquired Portfolio Custodian through the Depository Trust Company to the Acquiring Portfolio Custodian and by the Acquiring Portfolio Custodian recording the beneficial ownership thereof by the Acquiring Portfolio on the Acquiring Portfolio Custodian’s records. Any cash shall be delivered by the Acquired Portfolio Custodian transmitting immediately available funds by wire transfer to the Acquiring Portfolio Custodian the cash balances maintained by the Acquired Portfolio Custodian and the Acquiring Portfolio Custodian crediting such amount to the account of the Acquiring Portfolio.

          3.3     The Acquired Portfolio shall instruct the Acquired Portfolio Custodian to deliver to the SBL Fund within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

          3.4     If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Portfolio Shares or the Acquired Portfolio Shares pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.5     The Acquired Portfolio shall deliver to the Acquiring Trust at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Portfolio Shareholders and the number of outstanding Acquired Portfolio Shares owned by each Acquired Portfolio Shareholder as of the Valuation Time, certified by an authorized officer of SBL Fund (the “Shareholder List”) as being an accurate record of the information (a) provided by the Acquired Portfolio Shareholders, (b) provided by the Acquired Portfolio Custodian, or (c) derived from the SBL Fund’s records by such officers or by an SBL Fund’s service provider. The Acquiring Portfolio shall issue and deliver to the Acquired Portfolio a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date, or provide evidence reasonably satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request reflecting ownership of shares of the Acquired Portfolio and ownership of shares of the Acquiring Portfolio issued in connection with this Agreement.

4.       REPRESENTATIONS AND WARRANTIES

          4.1     Except as set forth on a disclosure schedule previously provided by the SBL Fund to the Acquiring Trust, the SBL Fund, on behalf of the Acquired Portfolio, represents, warrants and covenants to the Acquiring Portfolio, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

                    (a)     The Acquired Portfolio is a series of the SBL Fund. The SBL Fund is a corporation validly existing and in good standing under the laws of the State of Kansas and has the power to own all of its properties and assets and, subject to approval by the Acquired Portfolio’s shareholders, to perform its obligations under this Agreement. The Acquired Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the SBL Fund and the Acquired Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

                    (b)     The SBL Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

                    (c)     The SBL Fund is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Portfolio will not result in a violation of, any provision of the SBL Fund’s Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Portfolio to which the SBL Fund is a party or by which the Acquired Portfolio or any of its assets are bound;

                    (d)     No litigation or administrative proceeding or investigation of or before any court or governmental body (including any agency of a governmental entity) is currently pending or to its knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio’s properties or assets. The Acquired Portfolio and its service providers know of no facts which might form the basis for the institution of such proceedings. Neither the SBL Fund nor the Acquired Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Portfolio’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Portfolio as the successor to the Acquired Portfolio;

                    (e)     The Acquired Portfolio has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Portfolio or the Acquiring Portfolio;

                    (f)     The Statement of Assets and Liabilities of the Acquired Portfolio delivered pursuant to Paragraph 5.7 (the “Statement of Assets and Liabilities”), and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2005, have been or will be audited by Ernst & Young LLP, One Kansas City Place, 1200 Main St., Kansas City, Missouri  64105,  independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Portfolio as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Portfolio as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Portfolio as of such date and the results of its operations for the period then ended. The Acquired Portfolio will not have any known or contingent liabilities required to be reflected on its Statement of Assets and Liabilities on the Closing Date other than those disclosed on its Statement of Assets and Liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Portfolio or SBL Fund has been disclosed or is required to be disclosed in the Acquired Portfolio’s or the SBL Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Portfolio or SBL Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists respecting the Acquired Portfolio that will be required to be disclosed in the Acquiring Portfolio’s Form N-CSR after the Closing Date;

                    (g)     Since the most recent fiscal year end, except as specifically disclosed in the Acquired Portfolio’s prospectus or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Portfolio Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Portfolio’s portfolio or a decline in net assets of the Acquired Portfolio as a result of redemptions shall not constitute a material adverse change;

                    (h)     (A)     For each taxable year of its operation since its inception, the Acquired Portfolio has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Portfolio will qualify as a regulated investment company as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Portfolio has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Portfolio to fail to qualify as a regulated investment company under the Code. To the knowledge of the SBL Fund, (i) the Acquired Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i), (ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquired Portfolio through such a segregated asset account other than through purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i); and (iii) the Acquired Portfolio satisfies, and at all time during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

                              (B)     Within the times and in the manner prescribed by law, the Acquired Portfolio has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Portfolio has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Portfolio was required to file any Tax Return that was not filed; and the Acquired Portfolio does not know of any basis upon which a jurisdiction could assert such a position;

                              (C)     The Acquired Portfolio has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

                              (D)     All Tax Returns filed by the Acquired Portfolio constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Portfolio or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

                              (E)     The Acquired Portfolio has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

                              (F)     The Acquired Portfolio has not been notified that any examinations of the Tax Returns of the Acquired Portfolio are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

                              (G)     The Acquired Portfolio has delivered to the Acquiring Portfolio or made available to the Acquiring Portfolio complete and accurate copies of all Tax Returns of the Acquired Portfolio, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Portfolio. The Acquired Portfolio has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

                              (H)     The Acquired Portfolio has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the tax representation certificate to be delivered by SBL Fund on behalf of the Acquired Portfolio to the Acquiring Trust and Dechert LLP at the Closing pursuant to Paragraph 7.4 (the “Acquired Portfolio Tax Representation Certificate”);

                              (I)     There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Portfolio relating to or attributable to Taxes, except for Taxes not yet due and payable;

                              (J)     The Tax bases of the assets of the Acquired Portfolio are accurately reflected on the Acquired Portfolio’s Tax books and records;

                              (K)     The Acquired Portfolio’s Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

                              (L)     For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

                    (i)     The SBL Fund, after inquiry to participating insurance companies, believes that the assets of any insurance company separate account that have been invested in the Acquired Portfolio since it commenced operations were adequately diversified as required by Section 817(h) of the Code;

                    (j)     The SBL Fund, after inquiry to participating insurance companies, believes that any life insurance company whose separate accounts are invested in the Acquired Portfolio has been treated for federal tax purposes as the owner of the assets underlying the pertinent variable annuity or life insurance contract;

                    (k)     All issued and outstanding Acquired Portfolio Shares by the SBL Fund are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable. All of the issued and outstanding Acquired Portfolio Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Portfolio pursuant to Paragraph 3.5 hereof. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor is there outstanding any security convertible into any Acquired Portfolio Shares;

                    (l)     At the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Portfolio, and, upon delivery and payment for the Acquired Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933;

                    (m)     The SBL Fund has the corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the SBL Fund’s Board of Directors, and, subject to the approval of the Acquired Portfolio’s shareholders, assuming due authorization, execution and delivery by the Acquiring Portfolio, this Agreement will constitute a valid and binding obligation of the SBL Fund and the Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

                    (n)     The information to be furnished by the Acquired Portfolio to the Acquiring Portfolio for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information respecting the performance including total return of the Acquired Portfolio or necessary to compute the total return of the Acquired Portfolio shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                    (o)     The information included in the proxy statement (the “Proxy Statement”) forming part of the Acquiring Portfolio’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been reviewed by the Acquired Portfolio or one of its service providers or furnished in writing by the Acquired Portfolio to the Acquiring Portfolio for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                    (p)     Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the SBL Fund or the Acquired Portfolio of the transactions contemplated by this Agreement;

                    (q)     All of the issued and outstanding Acquired Portfolio Shares have been offered for sale and sold in conformity in all material respects with all applicable federal and state securities laws;

                    (r)     Each prospectus and statement of additional information of the Acquired Portfolio and any amendments or supplements thereto, furnished to the Acquiring Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

                    (s)     The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, strategies, guidelines and restrictions and any compliance procedures established by the SBL Fund or approved by the Board of Directors of the SBL Fund with respect to the Acquired Portfolio. All advertising and sales material used by the Acquired Portfolio or that mentions the Acquired Portfolio and has been approved for use by the principal underwriter for the SBL Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”) and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or issuance authority or any state securities authorities by the Acquired Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

                    (t)     Neither the Acquired Portfolio nor, to the knowledge of the Acquired Portfolio, any “affiliated person” of the Acquired Portfolio has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the

Investment Company Act, nor, to the knowledge of the Acquired Portfolio, has any affiliated person of the Acquired Portfolio been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

                    (u)     The Acquired Portfolio Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          4.2     Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the SBL Fund, the Acquiring Trust, on behalf of the Acquiring Portfolio, represents, warrants and covenants to the Acquired Portfolio, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

                    (a)     The Acquiring Portfolio is a series of the Acquiring Trust.  The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

                    (b)     The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

                    (c)     The current prospectus and statement of additional information for the Acquiring Portfolio and each prospectus and statement of additional information for the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                    (d)     The Acquiring Portfolio’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Portfolio included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                    (e)     The Registration Statement, including the Proxy Statement and any amendments or supplements thereto in effect on or prior to the Closing Date (other than written information furnished by the Acquired Portfolio or its service providers for inclusion therein, as covered by the Acquired Portfolio’s warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Portfolio for inclusion therein, as covered by the Acquired Portfolio’s warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                    (f)     The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio to which the Acquiring Trust is a party or by which the Acquiring Portfolio or any of its assets is bound;

                    (g)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Portfolio or any of the Acquiring Portfolio’s properties or assets. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Portfolio’s business or its ability to consummate the transactions contemplated herein;

                    (h)      The statement of assets and liabilities of the Acquiring Portfolio, and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2005 have been or will be audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Portfolio as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Portfolio as of the date thereof are disclosed therein;

                    (i)     For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (and will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (and will be eligible to) and has computed (and will compute) its federal income tax under Section 852 of the Code;

                    (j)     The authorized capital of the Acquiring Portfolio consists of an unlimited number of shares of beneficial interest, 0.001 par value per share. As of the Closing Date, the Acquiring Portfolio will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio for the account of the Acquired Portfolio Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable by the Acquiring Trust. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio shares, nor is there outstanding any security convertible into any Acquiring Portfolio shares;

                    (k)     All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Acquiring Trust and have been offered and sold in every applicable state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

                    (l)     The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust’s Board of Trustees, and, assuming due authorization, execution and delivery by the SBL Fund for the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquiring Trust for the Acquiring Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

                    (m)     The information to be furnished in writing by the Acquiring Portfolio or the Acquiring Portfolio Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

                    (n)     No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Portfolio, except for the registration of the Acquiring Portfolio Shares under the Securities Act and the Investment Company Act;

                    (o)     The Acquiring Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. The Acquiring Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Portfolio. All advertising and sales material used by the Acquiring Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law.  Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

                    (p)     Neither the Acquiring Portfolio nor, to the knowledge of the Acquiring Portfolio, any “affiliated person” of the Acquiring Portfolio has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Portfolio, has any affiliated person of the Acquiring Portfolio been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

                    (q)     The Acquiring Portfolio Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.       COVENANTS OF THE ACQUIRING TRUST AND THE SBL FUND

          5.1     The Acquired Portfolio will operate the Acquired Portfolio’s business in the ordinary course of business between the date hereof and the Closing Date (except for purchases and sales of portfolio securities  and other assets at the request of the Acquiring Portfolio Adviser as provided in Section 1.2(b) hereof). It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

          5.2     From the date of this Agreement through the Closing, the SBL Fund will not materially change the expense accrual position and will notify NBMI prior to incurring or committing to any expenditures respecting the Acquired Portfolio that would be expected to increase the expense ratio of the SBL Fund;

          5.3     From the date of this Agreement through the Closing, the SBL Fund covenants that it shall take no action that would resolve in a change in a service provider to the Acquired Portfolio, and will provide notice to the Acquired Trust and NBMI in the event of a change in any person providing significant services to the Acquired Portfolio on behalf of the service provider (except for changes resulting from the Reorganization);

          5.4     The SBL Fund will call a special meeting of the Acquired Portfolio’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

          5.5     The Acquiring Portfolio will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The SBL Fund will provide the Acquiring Portfolio with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

          5.6     The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired by the Acquired Portfolio for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.7     The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requires concerning the beneficial ownership of the Acquired Portfolio Shares.

          5.8     Subject to the provisions of this Agreement, each Portfolio will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

          5.9     The Acquired Portfolio shall furnish to the Acquiring Portfolio on the Closing Date a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Portfolio as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the SBL Fund’s Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the SBL Fund shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Portfolio under the Code, and which statement will be certified by the Treasurer of the SBL Fund.

          5.10     Neither Portfolio shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Portfolio, the Acquired Portfolio Tax Representation Certificate and, with respect to the Acquiring Portfolio, the Acquiring Portfolio Tax Representation Certificate.

          5.11     From and after the date of this Agreement and until the Closing Date, each of the Portfolios and the SBL Fund and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)of the Code and shall not take any position inconsistent with such treatment.

          5.12     From and after the date of this Agreement and through the time of the Closing, each Portfolio shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code, or from satisfying the diversification requirements of Treasury Regulation Section 1.817-5(b)(1),(2), or (3).

          5.13     SBL Fund, on behalf of the Acquired Portfolio, shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns.  The Acquiring Trust, on behalf of the Acquiring Portfolio, shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns.  SBL Fund and the Acquiring Trust shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTOLIO

     The obligations of the Acquired Portfolio to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Portfolio in writing:

          6.1     All representations and warranties by the Acquiring Trust on behalf of the Acquiring Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

          6.2     The Acquiring Trust shall have delivered to the SBL Fund on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Portfolio executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the SBL Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the SBL Fund shall reasonably request;

          6.3     The Acquiring Trust on behalf of the Acquiring Portfolio shall have delivered to the SBL Fund and Dechert LLP an Acquiring Portfolio Tax Representation Certificate, satisfactory to the SBL Fund and Dechert LLP, in a form mutually acceptable to the Acquiring Trust and the SBL Fund, concerning certain tax-related matters with respect to the Acquiring Portfolio;

          6.4     With respect to the Acquiring Portfolio, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Portfolio and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

          6.5     The SBL Fund shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to the SBL Fund.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

     The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Portfolio in writing:

          7.1     All representations and warranties of the SBL Fund on behalf of the Acquired Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

          7.2     The SBL Fund shall have delivered to the Acquiring Portfolio the Statement of Assets and Liabilities of the Acquired Portfolio pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the SBL Fund’s Treasurer or Assistant Treasurer;

          7.3     The SBL Fund shall have delivered to the Acquiring Trust on the Closing Date a certificate of the SBL Fund on behalf of the Acquired Portfolio executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the SBL Fund contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

          7.4     The SBL Fund on behalf of the Acquired Portfolio shall have delivered to the Acquiring Trust and Dechert LLP an Acquired Portfolio Tax Representation Certificate, satisfactory to the Acquiring Trust and Dechert LLP, in a form mutually acceptable to the Acquiring Trust and the SBL Fund, concerning certain tax-related matters with respect to the Acquired Portfolio;

          7.5     The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the SBL Fund and related matters of counsel to SBL Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

          7.6     With respect to the Acquired Portfolio, the Board of Directors of the SBL Fund shall have determined that the Reorganization is in the best interests of the Acquired Portfolio and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.       FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Portfolio’s shareholders in accordance with the provisions of the SBL Fund’s Articles of Incorporation and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Portfolio’s shareholders shall have been delivered by the Acquired Portfolio to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

          8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency or governmental body in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

          8.4     The Acquiring Trust’s Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

          8.5     The parties shall have received an opinion of Dechert LLP, as counsel to the Acquiring Trust, reasonably satisfactory to the SBL Fund and the Acquiring Trust and subject to customary representation assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Portfolio of the Acquired Assets solely in exchange for the issuance of Acquiring Portfolio Shares to the Acquired Portfolio and the assumption of the Assumed Liabilities by the Acquiring Portfolio, followed by the distribution by the Acquired Portfolio, in liquidation of the Acquired Portfolio, of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio Shares and the termination of the Acquired Portfolio, will constitute a “reorganization” within the meaning of Section 368(a) of the Code; and

          8.6     The Acquired Portfolio shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.       BROKERAGE FEES AND EXPENSES

          9.1     Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          9.2     The parties have been informed by the Acquired Portfolio Adviser and the Acquiring Portfolio Adviser and the parties have entered into this Agreement in reliance on such information that certain non-parties will pay (with the Acquired Portfolio Adviser being responsible for two-thirds and the Acquiring Portfolio Adviser being responsible for one-third of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization

          9.3     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          9.4     The Acquiring Trust and the SBL Fund each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

          9.5     The representations and warranties contained in this Agreement delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.  However, this provision in no way limits the ability of either the Acquiring Trust or SBL Fund to pursue any remedies upon later discovery that any representations and warranties provided herein were untrue when provided.

10.     TERMINATION

          10.1     This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the SBL Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

                      (a)     because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

                      (b)     because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

                      (c)     if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2006 or such other date as the parties may mutually agree upon in writing.

          10.2     In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Portfolio, the Acquiring Trust, the SBL Fund or the Acquired Portfolio, or the directors or officers of the SBL Fund, or the Acquiring Trust.

11.     AMENDMENTS

          This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the SBL Fund and the Acquiring Trust; provided, however, that following the meeting of the Acquired Portfolio’s shareholders called by the SBL Fund pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Portfolio Shares to be received by the Acquired Portfolio Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

12.     NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Portfolio, c/o _______________________________________, Attention: Amy Lee, and to the Acquiring Portfolio, c/o Neuberger Berman Advisers Management Trust, 605 Third Avenue, New York, New York 10158-3698, Attention: Maxine Gerson, with copies to Dechert LLP, 1775 I Street N.W., Washington, DC 20006, Attention: Jeffrey S. Puretz.

13.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

          13.1     The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.2     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          13.3     This Agreement shall be governed by and construed in accordance with the laws of the Delaware, without giving effect to conflict of laws principles; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

          13.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          13.5     It is expressly agreed that the obligations of the Acquiring Trust and the SBL Fund shall not be binding upon any of their respective directors, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Portfolio or the Acquired Portfolio, as the case may be, as provided in the trust instruments of the Acquiring Trust and the organizational documents of the SBL Fund, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the SBL Fund and this Agreement has been executed by authorized officers of the Acquiring Trust and the SBL Fund, acting as such, and neither such authorization by such trustees or such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Portfolio and the Acquired Portfolio, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Articles of Incorporation of the SBL Fund, respectively.

                      [signature page to follow]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	SBL Fund on behalf of Series S (Social Awareness Portfolio)

By:	By:

Name:	Name:
Title:	Title:

Attest:	Neuberger Berman Advisers Management Trust on behalf of the Socially Responsive Portfolio

By:	By:

Name:	Name:
Title:	Title:

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

          The following tables provide information about the persons or entities who owned beneficially 5% or more of the outstanding shares of Series S as of April 3, 2006:

SBL Fund

Name and Address of Shareholder	Shares Owned	% Owned

Security Benefit Life Insurance Company Topeka, Kansas	3,811,537	100%

APPENDIX D

COMPARISON OF DELAWARE STATUTORY TRUST AND KANSAS CORPORATION

As a result of the Reorganization, each Series S shareholder will become a shareholder of Neuberger SR Portfolio, and the rights of all such former Series S shareholders will thereafter be governed by the AMT Fund’s Declaration of Trust, its Bylaws, the Delaware Statutory Trust Act and the Delaware General Corporation Law (together the “Delaware Law”).

The rights of the Series S shareholders are presently governed by the SBL Fund’s Articles of Incorporation, its Bylaws, and Kansas Statutes Annotated (“Kansas Law”).  The following summary, which does not purport to be a complete statement of the differences between the rights of the Series S shareholders and the Neuberger SR Portfolio shareholders, sets forth certain differences between the Delaware law and the Kansas law.

This summary is not intended to be complete and is qualified in its entirety by reference to the respective organizational documents of the AMT Fund and the SBL Fund, and the Agreement and Plan of Reorganization.

Limitation of Shareowners’ Liability

          Delaware law provides that the shareowners of a Delaware statutory trust are not subject to liability for the debts or obligations of the trust.  Similarly, the SBL Fund’s Articles of Incorporation provides that the private property of the stockholders will be subject to the payment of corporate debts not to any extent.

Limitation of Trustee/Director Liability

          Delaware law provides that, except to the extent otherwise provided in a trust’s declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof.  Delaware law also provides that a trustee’s actions under a Delaware statutory trust’s declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareowners if the trustee takes such action in good faith reliance on the provisions of the statutory trust’s declaration of trust or by-laws. Likewise, the SBL Fund’s Bylaws provide that a Director will not be liable to the corporation for any act or omission if such person exercised the same degree of care and skill as a prudent man would have under the same circumstances in the conduct of his or her own affairs or took such action in reliance upon the advice of counsel or upon information furnished by directors, officers, employees or agents of SBL Fund, or of such other corporation, which he or she had no reasonable grounds to disbelieve.

Shareholder Meetings and Voting

          Unless an election of directors is required to be acted upon, annual shareholder meetings are not required under either Delaware law or Kansas law.  Both Kansas law and Delaware law provide that the organizational documents may set forth provisions related to voting in any manner.  This provision is generally construed to permit trustee/director and shareholder voting through computer or electronic media.  For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

Board Composition

          Delaware law provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of directors can be authorized for series of a Kansas corporation is unclear under Kansas law; however, as always, the establishment of any board of trustees/directors of a registered investment company must comply with applicable securities laws, including the provisions of the Investment Company Act regarding the election of trustees/directors by shareholders.

Indemnification

          Delaware law provides that a Delaware statutory trust has the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever.  Kansas law allows a corporation to provide indemnification of directors, officers, employees or agents of the corporation for actual and reasonable costs in actions other than those by the corporation if the indemnified person acted in good faith, in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, in respect to a criminal action, had no reason to believe the conduct was unlawful.  In an action by the corporation, Kansas law provides that a corporation may indemnify its director, officer, employee or agent for actual and reasonable costs if such person acted in good faith, and, in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that there can be no indemnification for such a person adjudged liable unless and only to the extent that the court in such action determines such person is fairly and reasonably entitled to indemnification.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET CALL TOLL FREE 1-866-437-4667 OR LOG ON TO WWW.MYPROXYONLINE.COM	SECURITY BENEFIT

SBL Fund, Series S
One Security Benefit Place
Topeka, KS 66636-0001
(Toll-Free) 1-800-888-2461

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

June 1, 2006

The undersigned hereby appoint(s) Donald A. Chubb, Jr., Amy J. Lee and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of Series S which the undersigned is entitled to vote at the Special Meeting of SBL Fund shareholders to be held at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636, on June 1, 2006 at  1:00 p.m. (Central time) and at any adjournment(s) or postponements thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” Proposal 1.

• FOLD AND DETACH HERE •

SBL Fund, Series S

Special Meeting of Shareholders to be held on June 1, 2006

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope.  Please indicate your vote by an “x” in the appropriate box below:

1.

To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of SBL Fund, Series S (Social Awareness Series) by Neuberger Berman Advisers Management Trust, Socially Responsive Portfolio, solely in exchange for Class S shares of Neuberger Berman Advisers Management Trust, Socially Responsive Portfolio, followed by the complete liquidation of the Social Awareness Series.

FOR	AGAINST	ABSTAIN

☐	☐	☐

PLEASE VOTE BY
CHECKING THE	☒
APPROPRIATE BOX
AS IN THIS EXAMPLE

Date: _____________________________

Signature

PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to Series S.  The board of directors of SBL Fund recommends that you vote “FOR” the proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy.  You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card.  The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately.  Use whichever method is most convenient for you!  If you choose to vote via the Internet or by phone, you should not mail your proxy card.

Ways to Vote Your Shares

Your vote is important no matter how many shares you own.  Voting your shares early will avoid costly follow-up mail and telephone solicitation.

	1.	Click on www.myproxyonline.com.
Online	2.	Enter the 12 digit control number.
	3.	Follow the instructions on the Web site.
	4.	Once you have voted, you do not need to mail your proxy card.

	1.	Call toll-free 1-866-437-4675.
By Phone	2.	Enter the 12 digit control number.
	3.	Follow the recorded instructions.
	4.	Once you have voted, you do not need to mail your proxy card

By Mail

Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing.  To ensure your vote is validated properly, please sign your proxy card as described in the “Instructions for Signing Proxy Cards” section of your proxy materials.

In Person	The Shareholder Meeting will take place June 1, 2006, at 1:00p.m., Central time, at the office of SBL Fund, located at One Security Benefit Place, Topeka, Kansas.

• FOLD AND DETACH HERE •

Questions?

We urge you to spend time reviewing your proxy statement and the proposal included in the package.  Should you have any questions, we encourage you to call 1-866-304-2059 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern time.  We have retained InvestorConnect to assist our shareholders in the voting process.  If we have not received your proxy card by [   ], 2006, representatives from InvestorConnect may call you to remind you to exercise your vote.

YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY

PART B

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Statement of Additional Information

April 28, 2006

Acquisition of the Assets and Liabilities of:
Series S (Social Awareness Series)
(a series of SBL Fund)
One Security Benefit Place
Topeka, Kansas 66636-0001
(785) 438-3000

By and in Exchange for:
Socially Responsive Portfolio, Class S Shares
(a series of Neuberger Berman Advisers Management Trust)
605 Third Avenue, Second Floor
New York, New York 10158-0006

          This Statement of Additional Information (“SAI”) is part of a registration statement and contains information in addition to that contained in the prospectus for Neuberger Berman Advisers Management Trust (“Fund”) dated May 1, 2005, as amended from time to time.  This SAI should be read in conjunction with the Fund’s prospectus.  It is available to the shareholders of Series S (Social Awareness Series) (“Series S”) of SBL Fund in connection with a proposed transaction whereby all of the assets and known liabilities of Series S will be transferred to the Socially Responsive Portfolio (“Neuberger SR Portfolio”), a series of the Fund, in exchange for Class S shares of Neuberger SR Portfolio.

          This SAI consists of (i) this cover page; (ii) the “Neuberger SR Portfolio Additional Information” beginning on page 2 of this SAI, which presents certain information with respect to the management of Neuberger SR Portfolio; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The SAI for Neuberger Berman Advisers Management Trust, dated May 1, 2005.

2.	The Financial Statements of Neuberger SR Portfolio included in the Annual Report of the Fund dated December 31, 2005.

3.	The Financial Statements Series S included in the Annual Report of SBL Fund dated December 31, 2005.

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          This SAI is not a prospectus.  A Prospectus/Proxy Statement dated April 28, 2006 relating to the Reorganization of Series S may be obtained, without charge, by writing to SBL Fund at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling (785) 438-3000, or by writing to Neuberger Berman Advisers Management Trust at 605 Third Avenue, Second Floor, New York, New York 10158-0006 or by calling (212) 476-8800.  This SAI should be read in conjunction with the Prospectus/Proxy Statement.

NEUBERGER SR PORTFOLIO
ADDITIONAL INFORMATION

TRUSTEE OWNERSHIP OF SECURITIES

          Set forth below is the dollar range of equity securities owned by each Trustee of the Fund.

Name of Trustee	Dollar Range of Equity Securities or Indirect Interests in Neuberger Berman Advisers Management Trust as of December 31, 2004	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies as of December 31, 2004

Independent Trustees
John Cannon	None	$50,001 - $100,000
Faith Colish	None	Over $100,000
C. Anne Harvey	None	$50,001 - $100,000
Barry Hirsch	None	Over $100,000
Robert A. Kavesh	None	$10,001 - $50,000
Howard A. Mileaf	None	Over $100,000
Edward I. O’Brien	None	Over $100,000
William E. Rulon	None	$50,001 - $100,000
Cornelius T. Ryan	None	Over $100,000
Tom D. Seip	None	Over $100,000
Candace L. Straight	None	Over $100,000
Peter P. Trapp	None	$50,001 - $100,000
Trustees who are “Interested Persons”
Jack L. Rivkin	None	$10,001 - $50,000
Peter E. Sundman	None	Over $100,000

2

INDEPENDENT TRUSTEES OWNERSHIP OF SECURITIES

          No Independent Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or in Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class

John Cannon	N/A	N/A	N/A	$0	N/A
Faith Colish	N/A	N/A	N/A	$0	N/A
C. Anne Harvey	N/A	N/A	N/A	$0	N/A
Barry Hirsch	N/A	N/A	N/A	$0	N/A
Robert A. Kavesh	N/A	N/A	N/A	$0	N/A
Howard A. Mileaf	N/A	N/A	N/A	$0	N/A
William E. Rulon	N/A	N/A	N/A	$0	N/A
Cornelius T. Ryan	N/A	N/A	N/A	$0	N/A
Tom D. Seip	N/A	N/A	N/A	$0	N/A
Candace L. Straight	N/A	N/A	N/A	$0	N/A
Peter P. Trapp	N/A	N/A	N/A	$0	N/A

3

PORTFOLIO HOLDINGS DISCLOSURE

          Portfolio Holdings Disclosure Policy

          The Fund prohibits the disclosure of information about the portfolio holdings of its series, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to Neuberger Berman Management Inc. (“NBMI”) or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NBMI (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

          NBMI and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NBMI or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” The Fund’s President or a Senior Vice President may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NBMI’s legal and compliance department.

          Portfolio Holdings Disclosure Procedures

          Disclosure of portfolio holdings may be requested only by an officer of NBMI or the Fund by completing a holdings disclosure form. The completed form must be submitted to the Fund’s President or a Senior Vice President of NBMI (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Fund or NBMI, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NBMI. Following this approval, the form is submitted to NBMI’s legal and compliance department or to the Chief Compliance Officer of NBMI for review, approval and processing.

          Neither the Fund, NBMI nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund’s Chief Compliance Officer, the Board of Directors reviews the Fund’s portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

4

          Pursuant to a Code of Ethics adopted by the Fund, NBMI and Neuberger Berman, LLC (“Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund’s shareholders. The Code also prohibits any person associated with the Fund, NBMI or Neuberger Berman, LLC, in connection with the purchase or sale, directly or indirectly, by such person of a security held or the be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

          Portfolio Holdings Approved Recipients

          The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

          State Street Bank and Trust Company (“State Street”). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

          Rating, Ranking and Research Agencies. The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Vestek and Bloomberg L.P. each day; Standard and Poor’s, a division of The McGraw-Hill Companies, Inc. and Lipper, a Reuters company on the second business day of each month; Morningstar, Inc. on the fifth calendar day of each month; and Capital Access on the tenth calendar day of each month. The Fund also provides its complete month-end portfolio holdings to DCI on the first business day of each following month so that DCI can create a list of the Fund’s top 10 holdings. No compensation is received by the Fund, NBMI, Neuberger Berman, LLC or any other person in connection with the disclosure of this information. The Fund either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Funds’ portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

          Other Third-Party Service Providers.  The Fund may also disclose portfolio holdings information prior to its being made public to its independent registered public accounting firm,

5

legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information in order to fulfill their duties to the Fund.  In all cases, the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

SOCIALLY RESPONSIVE INVESTING

          Under its investment strategies, as described in the Proxy/Prospectus, the Neuberger SR Portfolio invests under normal conditions at least 80% of its total assets in equity securities selected in accordance with its social policy.  Information about the social criteria used for the Portfolio is described in the Proxy/Prospectus.  Below, more detailed information is presented about the social policies employed for the Portfolio.

          Socially Responsive Investing

          In an era when many people are concerned about the relationship between business and society, socially responsive investing (“SRI”) is a mechanism for assuring that investors’ social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970’s to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.

          Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Fund generally fall into two categories:

          Avoidance Investing. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

          Leadership Investing. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today’s society.

          The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. The Wealth of Nations is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith is the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources -- the social agenda is long and compelling. It is also something about which reasonable people differ. What should society’s priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front

6

lines of so many key issues in today’s world, a growing number of investors feel that a corporation’s role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.

          The Socially Responsive Database

          Neuberger Berman, LLC, the Fund’s sub-adviser, maintains a database of information about the social impact of the companies it follows. NBMI uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Neuberger SR Portfolio. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger Berman, LLC in many categories and then analyzed by NBMI in the following six categories of corporate responsibility:

          Workplace Diversity and Employment. NBMI looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. NBMI looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, NBMI looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. NBMI also monitors companies’ progress and attitudes toward these issues.

          Environment. A company’s impact on the environment depends largely on the industry. Therefore, NBMI examines a company’s environmental record vis-à-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, NBMI examines their problems in terms of severity, frequency, and elapsed time. NBMI then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. NBMI defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. NBMI looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

          Product. NBMI considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. NBMI takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. NBMI pays particular attention to companies whose products and services promote progressive solutions to social problems.

7

          Public Health. NBMI measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. NBMI also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

          Weapons. NBMI keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

          Corporate Citizenship. NBMI gathers information about a company’s participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. NBMI looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high-school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

          Implementation of Social Policy

          Companies deemed acceptable by NBMI from a financial standpoint are analyzed using Neuberger Berman, LLC’s database. The companies are then evaluated by the portfolio manager to determine if the companies’ policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.

          The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger Berman, LLC’s ability to tap a wide variety of sources and on the experience and judgment of the people at NBMI who interpret the information.

          In applying the information in the database to stock selection for the Neuberger SR Portfolio, NBMI considers several factors. NBMI examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. NBMI also takes into account any remedial action which has been taken by the company relating to these infractions. NBMI notes any quality innovations made by the company in its effort to create positive change and looks at the company’s overall approach to social issues.

8

PRO FORMA FINANCIAL STATEMENTS

          Shown below are pro forma financial statements for the Neuberger SR Portfolio, assuming the Reorganization is consummated, as of December 31, 2005.  The first table presents Statements of Assets and Liabilities for Neuberger SR Portfolio and Series S and estimated pro forma figures for the combined Portfolio as if the Reorganization had occurred on December 31, 2005.  The second table presents Statements of Operations for Neuberger SR Portfolio and Series S and estimated pro forma figures for the combined Portfolio.  The third table presents the Portfolio of Investments for Neuberger SR Portfolio and Series S and estimated pro forma figures for the combined Portfolio.  The tables are followed by the Notes to the Pro Forma Financial Statements.  The pro forma financial information is based on the financial statements of the Neuberger SR Portfolio and Series S as of and for the year ended December 31, 2005.  The pro forma information has not been audited and may involve certain judgments or estimates, and may not necessarily be representative of what the actual combined financial statement would have been had the Reorganization occurred as of December 31, 2005.

9

Assets & Liabilities
Series S (Social Awareness Series)

Neuberger Berman Advisers Management Trust Socially Responsive Portfolio			Neuberger Berman Advisers Management Trust Socially Responsive Portfolio			Pro Forma Combined (Neuberger Berman Advisers Management Trust Socially Responsive Portfolio)

Pro Forma Combining Statements of Assets & Liabilities (Unaudited)
	Series S (Social Awareness Series)			Pro Forma Adjustment
December 31, 2005

Assets:
Investments in securities, at market value*
Unaffiliated issuers		$94,077,469	$47,957,480	—		$142,034,949
Repurchase agreements		462,000	2,655,000	—		3,117,000

Total investments in securities, at market value		94,539,469	50,612,480	—		145,151,949
Cash		2,196	4,037	—		6,233
Foreign currency		—	446	—		446
Dividends and interest receivable		25,845	82,704	—		108,549
Receivable for securities sold		—	76,276	—		76,276
Receivable for Fund shares sold		712,493	778,002	—		1,490,495
Prepaid expenses		1,853	—	—		1,853

Total assets		95,281,856	51,553,945	—		146,835,801
Liabilities:
Payable for securities purchased		—	998,493	—		998,493
Payable for Fund shares redeemed		81,074	1,135	—		82,209
Payable to investment manager		61,606	21,766	—		83,372
Payable to administrator		10,022	5,781	—		15,803
Accrued expenses and other payables		16,813	50,973	—		67,786

Total liabilities		169,515	1,078,148	—		1,247,663

Net Assets at value		$95,112,341	$50,475,797	—		$145,588,138

Net assets consist of:
Paid in capital		$87,999,633	$44,783,986	—		$132,783,619
Undistributed net investment income (loss)		280,972	160,127	—		441,099
Accumulated net realized gains (losses) on investments		3,140,121	1,002,351	—		4,142,472
Net unrealized appreciation (depreciation) in value of investments		3,691,615	4,529,333	—		8,220,948

Net Assets at value		$95,112,341	$50,475,797	—		$145,588,138

Net Assets		$95,112,341
Class I			$50,475,797	—		$50,475,797
Class S				95,112,341		$95,112,341
Shares outstanding (unlimited shares authorized)		3,971,056
Class I			3,385,203	—		3,385,203
Class S				6,379,097	(a)	6,379,097
Net Asset Value, offering and redemption price per share		$23.95
Class I	$		14.91			$14.91
Class S					(b)	$14.91
* Cost of investments:
Unaffiliated issuers		$90,385,854	$43,428,019	—		$133,813,873
Repurchase agreements		462,000	2,655,000	—		3,117,000

Total cost of investments		$90,847,854	$46,083,019	$—		$136,930,873

Total cost of foreign currency		$—	$446	$—		$446

(a) Adjustment to reflect share balance as a result of the combination
(b) The net asset value of Class S is based upon the net asset value of Class I
See Notes which are an integral part of the financial statements.

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Operations
Series S(Social Awareness Series)

		Neuberger Berman Advisers Management Trust Socially Responsive Portfolio			Pro Forma Combined (Neuberger Berman Advisers Management Trust Socially Responsive Portfolio)
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio
Pro Forma Combining Statements of Operations (Unaudited)			Pro Forma Adjustment
For the year ended December 31, 2005	SeriesS (Social Awareness Series)

Investment Income:
Dividends	$1,034,497	$521,458	—		$1,555,955
Interest income-unaffiliated issuers	144,565	49,439	—		194,004
Income from securities loaned- affiliated issuers	—	1,792	—		1,792
Foreign taxes withheld	—	(11,137)	—		(11,137)

Total investment income	1,179,062	561,552	—		1,740,614

Expenses:
Management fees	737,342	169,605	(106,212	)(a)	800,735
Custodian fees	8,066	53,430	17,117	(b)	78,613
Shareholder servicing agent fees:	25,205		(25,205	)(c)	—
Class I	—	257	—		257
Class S	—	—	25,205	(c)	25,205
Administration fees:	89,457		(89,457	)(d)	—
Class I	—	92,511	—		92,511
Class S	—	—	285,337	(d)	285,337
Distribution fees:	—				—
Class I		—	—		—
Class S			237,780	(e)	237,780
Directors’ fees & expenses	5,245	29,557	(3,390	)(f)	31,412
Audit fees	10,631	38,368	(10,631	)(g)	38,368
Reports to shareholders	10,864	21,520	(10,864	)(h)	21,520
Insurance expense	2,916	983	3,144	(i)	7,043
Legal fees	6,135	6,588	7,331	(j)	20,054
Other expenses	2,229	1,422	1,349	(k)	5,000

Total expenses	898,090	414,241	331,504		1,643,835
Expenses reimbursed by administrator	—	(12,100)	(53,249	)(l)	(65,349)
Expenses reduced by custodian fee expense offset and commission recapture arrangements	—	(4,022)	—		(4,022)

Total net expenses	898,090	398,119	278,255		1,574,464

Net investment income (loss)	280,972	163,433	(278,255)		166,150

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	4,449,728	1,043,367	—		5,493,095
Foreign currency	—	(3,306)	—		(3,306)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated Investment securities	(363,949)	1,290,176	—		926,227
Foreign currency	—	(119)	—		(119)

Net gain (loss) on investments	4,085,779	2,330,118			6,415,897

Net increase (decrease) in net assets resulting from operations	$4,366,751	$2,493,551			$6,582,047

(a) Neuberger Berman Management Inc., the Fund’s investment manager receives for its services a fee at the annual rate of 0.55%of the first $250 million of the Fund’s average daily net assets,

0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

(b) Adjustment to reflect the custodian fees after combination.
(c) Adjustment to reflect the shareholder servicing fee after combination.

(d) Neuberger Berman Management Inc. provides the Fund with certain administrative services necessary to operate the Fund and receives a fee for such services at the annual rate of 0.30% of average daily net assets.

(e) Adjustment to reflect Class S Shares 0.25% distribution fees after combination.
(f) Adjustment to reflect the trustee’s fee after combination.
(g) Adjustment to reflect the audit fee after combination.
(h) Adjustment to reflect the reports to shareholders after combination.
(i) Adjustment to reflect the insurance costs after combination.
(j) Adjustment to reflect the legal costs after combination.
(k) Adjustment to reflect the miscellaneous costs after combination.
(l) Adjustment to reflect the expense reimbursement for the Class S.

11

Pro Forma Combined Schedule of Investments (Unaudited)
December 31, 2005

	Neuberger Berman Socially Responsive Portfolio		Pro Forma Combined	Security		Series S (Social Awareness Series)	Neuberger Berman Socially Responsive Portfolio	Pro Forma Combined (Neuberger Berman Socially Responsive Portfolio)

Series S (Social Awareness Series)	Shares	Shares	Shares			Market Value	Market Value	Market Value

Common Stocks (97.6%)
Air Freight & Logistics (2.6%)
	36,300	—	36,300	FedEx Corporation		$3,753,057	—	$3,753,057

Total						3,753,057	—	3,753,057
Automotive (1.8%)
	—	19,525	19,525	BorgWarner, Inc.		—	$1,183,801	1,183,801
	—	13,825	13,825	Toyota Motor Corp. ADR		—	1,446,372	1,446,372

Total						—	2,630,173	2,630,173
Banking & Financial (1.4%)
	—	36,500	36,500	State Street		—	2,023,560	2,023,560

Total						—	2,023,560	2,023,560
Biotechnology (1.4%)
	24,950	—	24,950	Amgen, Inc.	*	1,967,557	—	1,967,557

Total						1,967,557	—	1,967,557
Broadcasting & Cable TV (5.2%)
	—	48,125	48,125	Comcast Corp. Class A Special	*	—	1,236,331	1,236,331
	21,507	—	21,507	Comcast Corporation	*	558,322	—	558,322
	—	60,066	60,066	Liberty Global Class A	*	—	1,351,485	1,351,485
	—	29,866	29,866	Liberty Global Class C	*	—	633,159	633,159
	127,600	—	127,600	Univision Communications, Inc.	*	3,750,164	—	3,750,164

Total						4,308,486	3,220,975	7,529,461
Business Services (1.0%)
	—	31,610	31,610	Manpower, Inc.		—	1,469,865	1,469,865

Total						—	1,469,865	1,469,865
Communications Equipment (3.4%)
-	102,285	—	102,285	ADC Telecommunications, Inc.	*	2,285,047	—	2,285,047
	155,000	—	155,000	Cisco Systems, Inc.	*	2,653,600	—	2,653,600

Total						4,938,647	—	4,938,647
Construction & Engineering (2.1%)
	105,800	—	105,800	Shaw Group, Inc.	*	3,077,722	—	3,077,722

Total						3,077,722	—	3,077,722
Consumer Finance (1.6%)
	46,300	—	46,300	American Express Company		2,382,598	—	2,382,598

Total						2,382,598	—	2,382,598
Consumer Staples (2.6%)
	51,400	25,900	77,300	Costco Wholesale		2,542,758	1,281,273	3,824,031

Total						2,542,758	1,281,273	3,824,031
Data Processing & Outsourced Services (1.8%)
	61,200	—	61,200	First Data Corporation		2,632,212	—	2,632,212

Total						2,632,212	—	2,632,212
Drug Retail (2.0%)
	111,200	—	111,200	CVS Corporation		2,937,904	—	2,937,904

Total						2,937,904	—	2,937,904
Electrical Components & Equipment (1.2%)
	285,400	—	285,400	Power-One, Inc.	*	1,718,108	—	1,718,108

Total						1,718,108	—	1,718,108
Energy (0.5%)
	—	12,235	12,235	BP PLC ADR		—	785,732	785,732

Total						—	785,732	785,732
Financial Services (2.5%)
	—	31,985	31,985	Citigroup, Inc.		—	1,552,232	1,552,232
	—	15,975	15,975	Freddie Mac		—	1,043,966	1,043,966
	—	7,800	7,800	Goldman Sachs		—	996,138	996,138

Total						—	3,592,336	3,592,336
General Merchandise Stores (1.0%)
	25,500	—	25,500	Target Corporation		1,401,735	—	1,401,735

Total						1,401,735	—	1,401,735
Health Care Equipment (5.8%)
	30,500	—	30,500	Fisher Scientific International, Inc.	*	1,886,730	—	1,886,730
	64,500	—	64,500	Medtronic, Inc.		3,713,265	—	3,713,265
	42,900	—	42,900	Zimmer Holdings, Inc.	*	2,893,176	—	2,893,176

Total						8,493,171	—	8,493,171
Health Care Services (1.9%)
	56,900	—	56,900	Covance, Inc.	*	2,762,495	—	2,762,495

Total						2,762,495	—	2,762,495
Health Products & Services (5.0%)
	—	29,125	29,125	Quest Diagnostics		—	1,499,355	1,499,355
	36,200	21,165	57,365	United Health Group		2,249,468	1,315,193	3,564,661
	28,100	—	28,100	WellPoint, Inc.	*	2,242,099	—	2,242,099

Total						4,491,567	2,814,548	7,306,115
Home Improvement Retail (2.2%)
	79,500	—	79,500	Home Depot, Inc.		3,218,160	—	3,218,160

Total						3,218,160	—	3,218,160
Industrial (1.5%)
	—	38,925	38,925	Danaher Corp.		—	2,171,236	2,171,236

Total						—	2,171,236	2,171,236
Industrial Gases (1.4%)
	39,200	—	39,200	Praxair, Inc.		2,076,032	—	2,076,032

Total						2,076,032	—	2,076,032
Insurance (2.1%)
	—	8,025	8,025	Progressive Corp.		—	937,160	937,160
	—	56,325	56,325	Willis Group Holdings		—	2,080,645	2,080,645

Total						—	3,017,805	3,017,805
IT Consulting & Other Services (1.2%)
	307,900	—	307,900	Unisys Corporation	*	1,795,057	—	1,795,057

Total						1,795,057	—	1,795,057
Media (1.9%)
	—	9,950	9,950	E.W. Scripps		—	477,799	477,799
	—	62,055	62,055	Discovery Holding	*	—	940,133	940,133
	—	178,675	178,675	Liberty Media	*	—	1,406,173	1,406,173

Total						—	2,824,105	2,824,105
Movies & Entertainment (4.0%)
	167,500	—	167,500	Time Warner, Inc.		2,921,200	—	2,921,200
	88,700	—	88,700	Viacom, Inc. (CI.B)		2,891,620	—	2,891,620

Total						5,812,820	—	5,812,820
Multi-Line Insurance (3.2%)
	67,899	—	67,899	American International Group, Inc.		4,632,749	—	4,632,749

Total						4,632,749	—	4,632,749
Oil & Gas (1.4%)
	—	14,825	14,825	Cimarex Energy	*	—	637,623	637,623
	—	26,780	26,780	Newfield Exploration	*	—	1,340,875	1,340,875

Total						—	1,978,498	1,978,498
Oil & Gas Equipment & Services (1.2%)
	48,000	—	48,000	BJ Services Company		1,760,160	—	1,760,160

Total						1,760,160	—	1,760,160
Oil & Gas Storage & Transportation (0.9%)
	55,800	—	55,800	Williams Companies, Inc.		1,292,886	—	1,292,886

Total						1,292,886	—	1,292,886
Other Diversified Financial Services (2.6%)
	66,000	—	66,000	First Marblehead Corporation		2,168,760	—	2,168,760
	40,000	—	40,000	JP Morgan Chase & Company		1,587,600	—	1,587,600

Total						3,756,360	—	3,756,360
Pharmaceutical (5.0%)
	43,364	—	43,364	Johnson & Johnson		2,606,176	—	2,606,176
	—	14,400	14,400	Millipore Corp.	*	—	950,976	950,976
	—	31,375	31,375	Novartis AG ADR		—	1,646,560	1,646,560
	—	35,675	35,675	Novo Nordisk A/S Class B		—	2,007,682	2,007,682

Total						2,606,176	4,605,218	7,211,394
Real Estate (0.5%)
	—	15,000	15,000	AMB Property		—	737,550	737,550

Total						—	737,550	737,550
Soft Drinks (3.2%)
	56,050	—	56,050	Coca-Cola Company		2,259,375	—	2,259,375
	41,000	—	41,000	PepsiCo, Inc.		2,422,280	—	2,422,280

Total						4,681,655	—	4,681,655
Systems Software (2.6%)
	144,600	—	144,600	Microsoft Corporation		3,781,290	—	3,781,290

Total						3,781,290	—	3,781,290
Technology (2.2%)
	—	49,000	49,000	Dell, Inc.	*	—	1,469,510	1,469,510
	—	55,987	55,987	National Instruments		—	1,794,383	1,794,383

Total						—	3,263,893	3,263,893
Technology-Semiconductor (6.2%)
	—	119,500	119,500	Altera Corp.	*	—	2,214,335	2,214,335
	48,900	—	48,900	Analog Devices, Inc.		1,754,043	—	1,754,043
	115,400	—	115,400	Intel Corporation		2,880,384	—	2,880,384
	—	67,575	67,575	Texas Instruments		—	2,167,130	2,167,130

Total						4,634,427	4,381,465	9,015,892
Technology-Semiconductor Capital Equipment (1.0%)
	—	102,175	102,175	Teradyne, Inc.	*	—	1,488,690	1,488,690

Total						—	1,488,690	1,488,690
Telecommunications (1.3%)
	—	88,550	88,550	Vodafone Group ADR		—	1,901,168	1,901,168

Total						—	1,901,168	1,901,168
Trading Companies & Distributors (1.4%)
	28,000	—	28,000	W.W. Grainger, Inc.		1,990,800	—	1,990,800

Total						1,990,800	—	1,990,800
Transportation (1.2%)
	—	21,587	21,587	Canadian National Railway		—	1,726,744	1,726,744

Total						—	1,726,744	1,726,744
Trucking (1.9%)
	122,000	—	122,000	J.B. Hunt Transport Services, Inc.		2,762,080	—	2,762,080

Total						2,762,080	—	2,762,080
Utilities (1.4%)
	—	23,009	23,009	National Grid ADR		—	1,120,308	1,120,308
	—	94,400	94,400	National Grid		—	922,338	922,338

Total						—	2,042,646	2,042,646
Wireless Telecommunication Service (1.3%)
	80,000	—	80,000	Sprint Nextel Corporation		1,868,800	—	1,868,800

Total						1,868,800	—	1,868,800
Total Common Stocks						94,077,469	47,957,480	142,034,949

Repurchase Agreements (2.1%)
Principal Amount		Principal Amount
	$462,000	—	462,000	United Missouri Bank, Repurchase Agreement, 3.78, due 1/3/06		462,000	—	462,000
	—	$2,655,000	2,655,000	State Street Bank & Trust Co., Repurchase Agreement, 3.20, due 1/3/06		—	2,655,000	2,655,000

				Total Repurchase Agreements		462,000	2,655,000	3,117,000

				Total Investments (99.7%) (Identified Cost $136,930,873)		94,539,469	50,612,480	145,151,949
						.	.
				Cash and other assets, less liabilites (0.3%)		572,872	(136,683)	436,189

				Total Net Assets		$95,112,341	$50,475,797	$145,588,138

* Non-income producing security
** The cost for Federal income tax purposes is $137,067,926
As of December 31, 2005, all securities held by Series S would comply with the compliance guidelines and/or investment restrictions of Neuberger Berman Socially Responsive Portfolio.

12

Neuberger Berman Advisers Management Trust Socially Responsive Portfolio

Pro forma Notes to Combining Financial Statements

December 31, 2005
(Unaudited)

1. Description of Fund

Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (“the Fund”), a series of Neuberger Berman Advisers Management Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type.

2. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of Series S (Social Awareness Series) (“Series S”), a series of SBL Fund, by the Fund as if such acquisition had taken place as of January 1, 2005.

Under the terms of the Plan of Reorganization, the combination of Series S with the Fund will be accounted for by the method of accounting for tax-free reorganizations of investment companies.  The reorganization would be accomplished by a transfer of the net assets of Series S in exchange for shares of the Class S of the Fund at net asset value.  The statement of assets and liabilities and the related statement of operations of Series S and the Fund have been combined as of and for the twelve months ended December 31, 2005.  Following the reorganization, the Fund will be the surviving fund for accounting purposes.  In accordance with U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of both the Fund and Series S which have been incorporated by reference in the Statement of Additional Information. Both follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving fund. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended December 31, 2005, the Fund paid investment management fees computed at the annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

Series S paid investment advisory fees computed at the annual rate of 0.75% of average daily net assets.

13

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned reorganization had taken place as of January 1, 2005.

3. Portfolio Valuation

Investments in equity securities by the Fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asking prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation (“FT Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades.  Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Class S of the Fund that would have been issued at December 31, 2005, in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of shares of Series S as of December 31, 2005, divided by the net asset value per share of the shares of the Fund as of December 31, 2005.  The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2005:

14

	Shares of the Class S of Neuberger Berman Advisers Management Trust Socially Responsive Portfolio Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination

Class S	0	6,379,097	6,379,097

5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code.  After the reorganization, the Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

15

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding (“Action”) in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940, of the Registrant (“Independent Trustees”), nor are parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the present or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreement between Advisers Managers Trust and Neuberger Berman Management Incorporated (“NB Management”) provides that neither NB Management nor any director, officer or employee of NB Management performing services for any Series of Advisers Managers Trust (each a “Portfolio”) at the direction or request of NB Management in connection with NB Management’s discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NB Management against any liability to Advisers Managers Trust or a Series of Advisers Managers Trust or its interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of NB Management’s duties, or by reason of NB Management’s reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NB Management who is or was a Trustee or officer of Advisers Managers Trust against any liability to Advisers Managers Trust or a Series or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with Advisers Managers Trust.

Section 1 of the Sub-Advisory Agreement between Advisers Managers Trust and Neuberger Berman, LLC (“Sub-Adviser”) provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Agreement, the Sub-Adviser will not be subject to liability for any act or omission or any loss suffered by any Series of Advisers Managers Trust or its interest holders in connection with the matters to which the Agreement relates.

Section 9.1 of the Administration Agreement between the Registrant and NB Management provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management in good faith and with due care in accordance with such instructions, or with the advice or opinion, of legal counsel for a Portfolio of the Trust or for the Administrator in respect of any matter arising in connection with the Administration Agreement. NB Management shall be protected in acting upon any such instructions, advice or opinion and upon any other paper or document delivered by a Portfolio or such legal counsel which NB Management believes to be genuine and to have been signed by the proper person or persons, and NB Management shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Portfolio. Section 12 of the Administration Agreement provides that each Portfolio of the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management’s entry into or performance of the Agreement with respect to such Portfolio; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement with respect to such Portfolio; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust with respect to such Portfolio; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Portfolio, and not from assets belonging to any other Portfolio of the Registrant. Section 13 of the Administration Agreement provides that NB Management will indemnify each Portfolio of the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by such Portfolio of the Registrant that result from: (i) NB Management’s failure to comply with the terms of the Agreement; or (ii) NB Management’s lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. A Portfolio of the Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of that Portfolio or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

Section 10(f) of the Distribution Agreement between the Registrant and NB Management provides that NB Management shall look only to the assets of a Portfolio for the Registrant’s performance of the Agreement by the Registrant on behalf of such Portfolio, and neither the Trustees nor any of the Registrant’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the

Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)	(a)	Trust Instrument of Registrant.(1)

	(b)	Amended and Restated Certificate of Trust of the Registrant.(8)

	(c)	Amendment to Trust Instrument dated November 9, 1998.(8)

	(d)	Schedule A to Trust Instrument of Registrant designating Series of Registrant.(15)

	(e)	Schedule A to Trust Instrument of Registrant designating Series of Registrant.(18)

(2)	By-laws of Registrant.(1)

	(a)	Amendment to By-laws dated November 11, 1997.(5)

	(b)	Amendment to By-laws dated November 9, 1998.(8)

(3)	Not Applicable.

(4)

Form of Agreement and Plan of Reorganization between Neuberger Berman Advisers Management Trust, on behalf of its Socially Responsive Portfolio series and SBL Fund, on behalf of its Series S (Social Awareness Series). (20)

(5)	(a)	Trust Instrument of Registrant, Articles IV, V and VL.(1)

	(b)	By-laws of Registrant, Articles V, VI and VIII.(1)

(6)	(a)	Form of Management Agreement Between Registrant and Neuberger Berman Management Inc.(17)

	(b)	Form of Sub-Advisory Agreement Between Neuberger Berman Management Inc. and Neuberger Berman, LLC with Respect to Registrant. (17)

	(c)	Amended Schedules to Management Agreement Between Registrant and Neuberger Berman Management Inc. (18)

	(d)	Amended Schedule A to Sub-Advisory Agreement Between Neuberger Berman Management Inc. and Neuberger Berman, LLC with Respect to Registrant.(18)

(7)	(a)	Form of Distribution Agreement Between Registrant and Neuberger Berman Management Inc. for Class I Shares.(17)

	(b)	Form of Distribution and Services Agreement Between Registrant and Neuberger Berman Management Inc. for Class S Shares.(17)

	(c)	Amended Schedule A to Distribution and Services Agreement Between Registrant and Neuberger Berman Management Inc. for Class S Shares.(19)

(8)	Bonus or Profit Sharing Contracts. None.

(9)	(a)	Custodian Contract Between Registrant and State Street Bank and Trust Company. (2)

	(b)	Letter Agreement adding the International Portfolio of Registrant to the Custodian Contract.(1)

	(c)	Schedule A to the Custodian Contract designating approved foreign banking institutions and securities depositories.(11)

	(d)	Custodian Fee Schedule.(3)

	(e)	Letter Agreement adding the Mid-Cap Growth and Guardian Portfolios of Registrant to the Custodian Contract and Transfer Agency Agreement.(4)

	(f)	Schedule designating Series of Registrant subject to Custodian Contract.(7)

	(g)	Letter Agreement adding the Socially Responsive Portfolio of Registrant to the Custodian Contract and Transfer Agency Agreement.(7)

	(h)	Letter Agreement adding the Regency Portfolio of Registrant to the Custodian Contract and Transfer Agency Agreement. (13)

	(i)	Letter Agreement adding the Fasciano and Focus Portfolios of Registrant to the Custodian Contract and Transfer Agency Agreement.(14)

	(j)	Letter Agreement adding the Real Estate Portfolio of Registrant to the Custodian Contract and Transfer Agency Agreement.(15)

	(k)	Letter Agreement adding the High Income Bond Portfolio of Registrant to the Custodian Contract and Transfer Agency Agreement.(18)

(10)	(a)	Plan Pursuant to Rule 12b-1 (non-fee).(14)

	(b)	Plan Pursuant to Rule 12b-1 (Class S).(16)

	(c)	Amended Schedules to Plan Pursuant to Rule 12b-1 (Class S).(19)

	(d)	Rule 18f-3 Plan.(16)

(11)	Form of Opinion and Consent of Counsel. (20)

(12)	Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences. (20)

(13)	(a)	Transfer Agency Agreement Between Registrant and State Street Bank and Trust Company.(2)

	(b)	Administration Agreement for I Class Shares Between Registrant and Neuberger Berman Management Inc.(14)

	(c)	Administration Agreement for S Class Shares Between Registrant and Neuberger Berman Management Inc.(16)

	(d)	Form of Fund Participation Agreement.(11)

	(e)	Letter Agreement adding the International Portfolio of Registrant to the Transfer Agency Agreement.(1)

	(f)	Letter Agreement adding the Mid-Cap Growth and Guardian Portfolios of Registrant to the Transfer Agency Agreement.(4)

	(g)	Expense Limitation Agreement between Registrant, on behalf of the Mid-Cap Growth and Guardian Portfolios, and Neuberger Berman Management Inc.(11)

	(h)	Schedule designating series of Registrant subject to the Transfer Agency Agreement.(7)

	(i)	Expense Limitation Agreement between Registrant, on behalf of the Socially Responsive Portfolio, and Neuberger Berman Management, Inc.(11)

	(j)	Letter Agreement adding the Socially Responsive Portfolio of Registrant to the Transfer Agency Agreement.(7)

	(k)	Expense Limitation Agreement between Registrant, on behalf of the Balanced, Growth, Limited Maturity Bond and Partners Portfolios, and Neuberger Berman Management Inc. (14)

(l)

Expense Limitation Agreement between Registrant, on behalf of the Fasciano, Focus, Guardian, International, Regency, Liquid Asset, MidCap Growth, Socially Responsive and REIT Portfolios, and Neuberger Berman Management Inc.(16)

	(m)	Form of Distribution and Administrative Services Agreement on behalf of Registrant. (17)

	(n)	Form of Services Agreement on behalf of Registrant.(17)

	(o)	Amended Schedules of Administration Agreement for S Class Shares between Registrant and Neuberger Berman Management Inc. (19)

	(p)	Expense Limitation Agreement between Registrant, on behalf of the High Income Bond Portfolio and Neuberger Berman Management Inc. (8)

(14)	Consent of independent auditors. (20)

(15)	Not applicable.

(16)	Powers of attorney. (20)

(1) Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-97-000091.

(2) Incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-96-000107.

(3) Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-97-000094.

(4) Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-97-000256.

(5) Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-98-000094.

(6) Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-98-000180.

(7)Incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-98-000266.

(8) Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-99-000074.

(9) Incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000891554-99-000822.

(10) Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001005477-00-001512.

(11) Incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001005477-00-003567.

(12) Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001053949-00-000027.

(13) Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001053949-01-500090.

(14) Incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000950136-02-001220.

(15) Incorporated by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001145236-02-000157.

(16) Incorporated by reference to Post-Effective Amendment No. 41 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001206774-02-000046.

(17) Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001206774-02-000046.

(18) Incorporated by reference to Post-Effective Amendment No. 47 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000894579-04-000109.

(19) Incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-05-000266.

(20) Incorporated by reference to Registrant’s Registration Statement on Form N-14, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-06-000156.

ITEM 17. UNDERTAKINGS

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and the State of New York on the 26th day of April, 2006.

NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST

By:

Peter Sundman*
Chairman, Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

	Chairman and Trustee	April 26, 2006
(Chief Executive Officer)
Peter Sundman*

	Treasurer (Principal Financial and Accounting Officer)	April 26, 2006

Barbara Muinos*
	Trustee	April 26, 2006

John Cannon*
	Trustee	April 26, 2006

Faith Colish*
	Trustee	April 26, 2006

C. Anne Harvey*
	Trustee	April 26, 2006

Barry Hirsch*
	Trustee	April 26, 2006

Robert A. Kavesh*
	Trustee	April 26, 2006

Howard A. Mileaf*
	Trustee	April 26, 2006

Edward I. O’Brien*
	Trustee (President)	April 26, 2006

Jack L. Rivkin*
	Trustee	April 26, 2006

William E. Rulon*
	Trustee	April 26, 2006

Cornelius T. Ryan*
	Trustee	April 26, 2006

Tom Decker Seip*
	Trustee	April 26, 2006

Candace L. Straight*
	Trustee	April 26, 2006

Peter P. Trapp*

*By:
/s/ Andrew B. Allard

Andrew B. Allard
Attorney-in-Fact**

** Executed pursuant to powers of attorney filed as an exhibit to the Registrant’s N-14 Registration Statement on March 21, 2006.

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Phone:  (202) 261-3300
Fax:  (202) 261-3333

April 26, 2006

Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

Re:	Neuberger Berman Advisers Management Trust (on behalf of its Socially Responsive Portfolio)
File Nos. 333-132610; 811-04255

Ladies and Gentlemen:

Attached for filing via the EDGAR system is an amended registration statement on Form N-14 under the Securities Act of 1933, as amended, for Neuberger Berman Advisers Management Trust (“Registrant”).  This Form N-14 is being filed in connection with a reorganization in which Class the Socially Responsive Portfolio (“Neuberger SR Portfolio”), a series of Registrant, will acquire all of the assets of Series S (Social Awareness Series) of SBL Fund (“Series S”), in exchange for shares of Neuberger SR Portfolio and the assumption by Neuberger SR Portfolio of the liabilities of Series S.

No fees are required in connection with this filing.  Should you have any questions, please feel free to contact Jeffrey S. Puretz at (202) 261-3358.

Sincerely,

/s/ Jeffrey S. Puretz

cc:	Tony Burak
Rebecca Marquigny

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